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                                                                Exhibit 10.6 (d)



                 MASTER INDUSTRIAL DEVELOPMENT LEASE AGREEMENT

                                    between

                    THE INDUSTRIAL DEVELOPMENT BOARD OF THE
                          CITY OF HUMBOLDT, TENNESSEE

                                      and

                         AMERICAN WOODMARK CORPORATION

                         Dated as of December 15, 2000

This Instrument Prepared By:

G. Griffin Boyte
Warmath and Boyte
314 N. 22nd Avenue
P.O. Box 406
Humboldt, TN 38343-0406
(901) 784-1550
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     THIS MASTER INDUSTRIAL DEVELOPMENT LEASE AGREEMENT ("Lease or Agreement")
is entered into as of December 15, 2000, by and between THE INDUSTRIAL DEVELOPMENT BOARD OF THE CITY OF HUMBOLDT, TENNESSEE, a public non-profit corporation organized and existing under the laws of the State of Tennessee ("Board or Lessor") and AMERICAN WOODMARK CORPORATION, a corporation organized and existing under the laws of the State of Virginia ("Lessee"),

                                    RECITALS

     1. Chapter 210 of the Public Acts of the State of Tennessee of 1955, constituting Chapter 53 of Title 7 of the Tennessee Code Annotated, as amended and supplemented (the "Act"), authorizes Lessor to acquire, own, lease and/or dispose of property, structures, equipment and facilities for industry, commerce, distribution and research, in order to create or preserve jobs and employment opportunities and improve the economic welfare of the people of the State of Tennessee.

     2. Lessor has found and determined, and hereby finds and determines, that the industrial, commercial and economic welfare of the State of Tennessee will benefit by the Project (as hereinafter defined).

     3. Lessor is authorized by the Act to issue industrial development revenue notes to defray the cost of acquiring, constructing, installing and equipping facilities such as the Project and to secure the note(s) as provided in the Act.

     4. To induce Lessee to operate a manufacturing facility in the City of Humboldt, Gibson County, Tennessee, Lessor is the owner of the Land (hereinafter defined) previously acquired from the City of Humboldt, Tennessee, and Lessor will construct, or cause to be constructed, a Building (hereinafter defined) and acquire and install, or cause to be acquired and installed, the Equipment (hereinafter defined) thereon in accordance with Lessee's requirements, and Lessor will lease said Land, Building and Equipment to Lessee under the terms and conditions of this Agreement.

     5. To obtain funds for the construction and equipping on the Land of the Building and Equipment, Lessor will issue and sell its 2000-1 Note (hereinafter defined) under and pursuant to the Act. The 2000-1 Note will be secured by the Deed of Trust, Security Agreement and the Assignment (all hereinafter defined).

     6. Lessor has been authorized by resolutions duly adopted by the City of Humboldt, Tennessee, and Gibson County, respectively, to negotiate and enter into an agreement with Lessee to make payments in lieu of taxes, according to the provisions set forth in this Lease, and Lessor has obtained all consents and approvals, if any, required by the provisions of Tennessee law for the issuance and delivery from time to time of the Notes and the execution and delivery of this Agreement, the Deeds of Trust and the Assignment.

     7. Lessor has determined and found that the payments in lieu of ad valorem tax agreement entered into with Lessee in connection with the leasing of the Project, as set forth in Article IV hereof, is in furtherance of Lessor's public purposes, as defined in the Act, including, without limitation, Section 7-53-305 of the Act.

     8. Lessor is authorized and empowered by the provisions of the Act to execute and deliver the Security Agreement and the Deed of Trust
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for the Project and to assign to the holder of the 2000-1 Note, Lessor's interest in this Agreement pursuant to the Assignment.

     9. Lessor proposes to lease the Project to Lessee, and Lessee desires to lease and rent the Project from Lessor upon the terms and conditions set forth in this Agreement.

     NOW, THEREFORE, in consideration of the premises and the mutual covenants hereinafter contained, the parties hereto covenant, agree and bind themselves as follows: provided, that any obligation of Lessor created by or arising out of this Agreement shall never constitute a debt or a pledge of the faith and credit or the taxing power of Lessor, the City of Humboldt, Tennessee, or Gibson County, Tennessee, or any other political subdivision or taxing district of the State of Tennessee, and the obligations of Lessor arising hereunder or under the Note, the Deed of trust, Security Agreement or the Assignment shall be payable solely out of the rents payable hereunder, anything herein contained to the contrary by implication or otherwise notwithstanding.

                                   ARTICLE I.
                                  DEFINITIONS

     All capitalized terms used herein shall have the following meanings:

     "Additional Rent" means the additional rent due to Lessor in accordance with Section 3.3(d) and Article IV.

     "Ad Valorem Property Taxes" means all real and personal property taxes or assessments which would ordinarily be assessed or levied against the Project, or any part thereof, if privately owned by Lessee, including any penalties or interest for real or personal property taxes which may be hereafter assessed or levied against any of the foregoing during the Lease Term for the nonpayment of such taxes.

     "Assignment" means the Assignment of Rents and Lease dated as of this date, from Lessor to the Lessee, and all amendments, supplements and restatements thereof, to further secure the payment of the Note.

     "Bill of Sale" means (i) the 2000 Bill of Sale, and (ii) any other bill of sale delivered by Lessee, as seller, to Lessor, as purchaser, from time to time, pursuant to Section 3.11 of this Lease, to effect the sale of Equipment to Lessor.

     "Building" means all improvements affixed to the Land, including leasehold improvements (but excluding Equipment), as such currently exist on the date hereof, or are hereafter constructed or modified including, but not limited to, improvements which are hereafter constructed or modified and which are acquired by the Lessor with the proceeds of any Additional Notes.

     "Completion Date" means the day upon which the construction of the Building on the Land has been completed in accordance with Lessee's plans and specifications, all as certified by the Lessee.

     "Cost" with respect to the Project shall be deemed to include all present and future costs and expenses expended or incurred by Lessor or Lessee in connection with the sale and lease of the Project, including, but not limited to:
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          (a)  the cost of preparation of all documents necessary or appropriate to effect the purchase of the Project by the Board, the leasing of the Project to Lessee and in the event Lessee exercises its option to purchase the Project, the sale of the Project to Lessee in accordance with the provisions of this Agreement;

          (b) all taxes, including, without limitation, recording and transfer taxes, and expenses associated with the filing of: (i) deed of transfer to the Board by the City of Humboldt, Tennessee; (ii) the Deeds of Trust; (iii) the Assignment, together with such additional transfer taxes as may be due and owing in connection with the recording of additional deeds of trust or modifications to or supplements of the deeds of trust; and (iv) the deed of transfer from Lessor to Lessee at such time as Lessee may exercise its option to purchase the Project as provided in Article XI;

          (c) the cost of any title insurance premiums incurred in connection with the leasing of the Project to Lessee and the conveyance of the Project to Lessee at such time as Lessee may exercise its option to purchase the Project as provided in Article XI;

          (d) all fees and expenses paid or payable by Lessee for professional services retained by Lessor or Lessee in connection with the transactions contemplated by this Agreement, including reasonable attorneys' fees and expenses and reasonable financial advisors' fees (if any) and expenses incurred in connection therewith; and

          (e) any and all other reasonable expenses incurred by or on behalf of Lessor in connection with the transactions contemplated hereby, including, without limitation, expenses incurred in the preparation, execution and delivery and recording of instruments pursuant to Section 6.2, and reasonable costs and expenses, including reasonable counsel fees incurred by Lessor pursuant to Lessor's obligations under Section 3.10.

     "County" means Gibson County, Tennessee.

     "Deed of Trust" means the Deed of Trust and Security Agreement dated as of the date hereof, from Lessor to American Woodmark Corporation, as Trustee (the "Trustee") for the benefit of Lessee, pursuant to which Lessor grants to the Trustee a mortgage lien on the Project and grants to Lessee a security interest in the Equipment to secure payment of amounts due to Lessee from Lessor under the 2000-1 Note.

     "Default" means any Default under this Agreement as specified in and defined by Section 10.1.

     "Equipment" means all those items of furniture, fixtures, machinery and equipment now existing or hereafter acquired and located or to be located or affixed to the Building or elsewhere on the Land and which have been or are acquired:

          (i) with the proceeds from the 2000-1 Note, or for which Lessee is reimbursed with proceeds from the 2000-1 Note, and any item of personal property acquired and installed in the Building or elsewhere on the Land in substitution therefor, all of which is described generally in Exhibit "A", attached hereto; and

          (ii) with the proceeds from any Additional Notes, or for which Lessee is reimbursed with proceeds from the Additional Notes,
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and any items of personal property acquired and installed in the Building or on the Land in substitution therefor.

     "Fair Market Value" means with respect to any item of Equipment, the sale value such item of equipment would obtain in an arm's-length transaction between an informed and willing seller under no compulsion to sell and in informed and willing buyer-user. A comparable sale of like or similar property is an arm's-length transaction in reasonably close proximity to the valuation date shall constitute the best evidence of the Fair Market Value of any such item. In the absence of a comparable sale, the lesser of cost or the depreciated book value of such item shall constitute the best evidence of the item's Fair Market Value.

     "Land" means the land described in Exhibit "B" attached hereto.

     "Lease" means this Master Industrial Development Lease Agreement and each supplement hereto, as same may from time to time be amended, modified or supplemented.

     "Lease Term" means, with respect to the Project or with respect to any item of Equipment, the term of the leasehold estate created in this Agreement as set forth in Section 3.2, or in the applicable Supplement.

     "Lessee Documents" means this Lease.

     "Lessor Documents" means the 2000-1 Note, this Lease, the Deed of Trust and Security Agreement and the Assignment.

     "Net Proceeds", when used with respect to any insurance proceeds or any condemnation award, means the amount remaining after deducting all expenses (including reasonable attorneys' fees) incurred in the collection of such proceeds or award from the gross proceeds thereof.

     "2000 Bill of Sale" means the Bill of Sale pursuant to which Lessee has conveyed the Equipment to Lessor.

     "2000-1 Note" means the non-recourse Twenty Million Three Hundred Sixty-Six Thousand Eight Hundred Eighty-Eight and 20/100 Dollars ($20,366,888,20) aggregate principal amount Industrial Development Revenue Note (American Woodworking Project) Series 2000 of even date herewith, or any amendments or extensions thereof payable from Lessor to Lessee for the purpose of acquiring and constructing the Building and Equipment or any portion thereof.

     "Note" or "Notes" means: (i) the 2000-1 Note; and (ii) each additional non-recourse promissory note ("Additional Note") issued by Lessor and delivered to Lessee from time to time during the term hereof to effect the purchase of any additional part of the Project, as described in Section 3.11 hereof.

     "PILOT" means payment-in-lieu-of-taxes as provided in Section 4.1 hereof.

     "Project" means the Land, Building and Equipment.

     "Project Site" means the Land and Building.

     "Register's Office" means the Register's Office of Gibson County,
Tennessee.
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     "Security Agreement" means the Security Agreement dated as of the date hereof, from Lessor to Lessee, pursuant to which Lessor grants to Lessee a security interest in the Equipment.

     "State" means the State of Tennessee.

     "Supplement" means an Acceptance Supplement substantially in the form of Exhibit "C" attached hereto, pursuant to which Lessor leases to Lessee, from time to time, additional equipment which Lessor shall have acquired in connection with the issuance of Additional Notes in accordance with Section 3.11 hereof.

     "Unrelated Assets" means all property and assets presently owned or hereafter acquired or held by Lessor in conjunction with contracts and agreements having no connection, directly or indirectly, with the Project or the transactions contemplated by this Lease.

                                   ARTICLE II
                   REPRESENTATIONS, COVENANTS AND WARRANTIES

     Section 2.1 Representations, Covenants and Warranties of Lessor. Lessor represents, covenants and warrants as follows:

     (a) Lessor is a Tennessee public nonprofit corporation. Under the provisions of this Act, Lessor is authorized to enter into the transactions contemplated by this Agreement, including, without limitation, executing and delivering the Lessor Documents, and to carry out its obligations hereunder and thereunder. Lessor has duly authorized the execution, delivery and performance of the Lessor Documents. The Lessor Documents constitute the valid and legally binding obligations of Lessor, enforceable in accordance with their terms, except as enforcement may be limited by bankruptcy, insolvency, reorganization, liquidation, moratorium or similar laws at the time in effect affecting the rights or remedies of creditors generally or by general principles of equity.

     (b) Lessor has received from the City, the County and any other requisite governmental authority sufficient authority and power under Tennessee Code Annotated Section 7-53-305 to authorize, negotiate, enter into, receive and accept in lieu of tax payments, as set forth in Article IV hereof.

     (c) Lessor will at all times during the Lease Term remain in existence as a public nonprofit corporation under the Act with full power and authority to take such action as may be required of it during the Lease Term, including executing and delivering a good and sufficient deed of transfer and bills of sale to transfer the Project to Lessee if and when Lessee shall elect to exercise its option to purchase the Project pursuant to Article XI.

     (d) Lessor will not sell, pledge or otherwise encumber any of its rights or obligations under this Agreement other than as contemplated herein.

     (e) The Project constitutes a "project" within the meaning of the Act, and Lessor will not cause the Project to cease to constitute a "project" within the meaning of the Act except as contemplated by Section 10.2

     (f) Neither the execution and delivery of the Lessor Documents nor the consummation of the transactions contemplated hereby and thereby, nor the fulfillment of or compliance with the terms and conditions hereof or thereof materially conflicts with or results in a material breach of the terms, conditions or provisions of any agreement or instrument to which Lessor is now a party or by which Lessor is found, or constitutes a material default under any of the foregoing.

     (g) There is no action, suit, proceeding, inquiry or investigation, in law or in equity, before or by any court, public board or body, pending or, to Lessor's best knowledge, threatened against or affecting Lessor or any of its officers, nor to Lessor's best knowledge is there any basis therefor, wherein an unfavorable decision, ruling or finding would materially adversely affect the transactions contemplated by the Lessor Documents or which would materially adversely affect, in any way, the validity or enforceability of the Lessor Documents or any other material agreement or instrument to which Lessor is a party, used or contemplated for use in the consummation of the transactions contemplated hereby.

     (h) The 2000-1 Note does not constitute a debt or liability or pledge of the faith and credit of the City, the County or the State.

     (i) Lessor will not claim for federal, state or local income tax purposes, any tax benefits (including any tax credits or cost recovery deductions) relating to the Project (the "Tax Benefits") and at Lessee's expense will make any and all elections and take any and all actions as Lessee may reasonably request in order to enable Lessee to claim any and all of the Tax Benefits.

     (j) Lessor has not received any notice of any violation of, nor to the best knowledge of Lessor, has Lessor violated any ordinance, regulation, law, statute, rule or restriction relating to the Project, including, but not limited to, any applicable governmental laws or regulations relating to hazardous waste or use of hazardous or toxic materials or substances.


     Section 2.2 Representations, Covenants and Warranties of Lessee. Lessee represents, covenants and warrants as follows:

     (a) Lessee is a corporation duly organized, validly existing and in good standing under the laws of the State of Virginia. Lessee is qualified to do business and is in good standing under the laws of the State. Lessee is not in violation of any provisions of its Charter or Bylaws, as amended, has the corporate power to enter into the Lessee Documents, and has duly authorized the execution and delivery of the Lessee Documents.

     (b) The Lessee Documents constitute the valid, legal and binding obligations of Lessee, enforceable against Lessee in accordance with their respective terms, except as the same may be limited by bankruptcy, insolvency or similar laws at the time in effect affecting the rights of creditors generally or by general principles of equity.

     (c) Neither the execution and delivery of the Lessee Documents, nor the consummation of the transactions contemplated hereby and thereby, nor the fulfillment of or compliance with the terms and conditions hereof or thereof materially conflicts with or results in a material breach of or constitutes a default under the Charter or the Bylaws of Lessee or the terms, conditions or provisions of any material agreement or instrument or any order, decree, writ or judgment to which

Lessee is now a party or by which Lessee is bound, or constitutes a material default under any of the foregoing.

     (d) There is no action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board or body, pending or, to Lessee's best knowledge, threatened, against or affecting Lessee or any of its officers, nor to Lessee's best knowledge, is there any basis therefor, wherein an unfavorable decision, ruling or finding would materially adversely affect the transactions contemplated by the Lessee Documents or which would materially adversely affect, in any way, the validity or enforceability of the Lessee Documents, or any material agreement or instrument to which Lessee is a party, used or contemplated for use in the consummation of the transactions contemplated hereby.

     (e) Lessee will use due diligence to cause the Project to be operated substantially in accordance with the laws, rulings, regulations, rules, restrictions, covenants and ordinances (including any law, ruling, regulation, rule, restriction, covenant and ordinance relating to hazardous waste or the use of hazardous or toxic materials or substances) of all applicable governing bodies, including the governments of the United States and the State, and the departments, agencies and political subdivisions thereof. Lessee either has obtained or will obtain all requisite approvals of the State and of other federal, state, regional and local governmental bodies for the acquisition, construction, improving, equipping and operation of the Project. Lessee shall, throughout the Lease Term, cause the Project to be used in a manner that will constitute a "project" within the meaning of the Act. Lessee has represented to Lessor its intention to operate and use the Project as a manufacturing facility, and it agrees to operate and utilize the Project at all times during the Lease Term as a facility authorized pursuant to the Act.

     (f) The lease of the Project from Lessor to Lessee induced Lessee to locate or remain in, and to retain or expand and increase employment within, the State.

                                  ARTICLE III
                      DEMISING CLAUSES; LEASE PROVISIONS;
                     COMMENCEMENT AND COMPLETION OF PROJECT

     Section 3.1 Demise of Lessor's Interest in the Project.

Lessor hereby leases to Lessee and Lessee hereby leases from Lessor, at the rental set forth in Section 3.3 and in any Supplement, the Project, including those parcels or items of personal property which are described and more specifically identified in Schedule A to each Supplement which is or may hereafter be executed from time to time by the parties hereto. Each item of personal property shall be subjected to this Agreement by the execution by the Lessor and Lessee of this Lease, or one or more Supplements.

     (a) Lessee shall arrange for delivery and installation of each item of Equipment, and Lessor shall have no responsibility or obligation whatsoever with respect to such arrangement except as set forth in this Lease.

     Section 3.2 Effective Date of Agreement; Duration of Lease Term.

     (a) The Lease and each Supplement shall become effective as of the respective dates thereof and shall expire on December 15, 2020, unless terminated earlier by Lessor or Lessee in accordance with the terms hereof or unless extended in order for Lessee to benefit from the credits described in Section 4.3(a) hereof.

     (b) Notwithstanding the provisions of Section 3.2(a), Lessee's option to purchase the Project in accordance with Article XI shall remain in full force and effect for a period of one hundred eighty (180) days following the termination of this Agreement. During such one hundred eighty (180) day period, Lessor shall give the notice provided in Section 10.2(a).

     Section 3.3 Amounts Payable.

     (a) Lessee hereby covenants and agrees to pay to the Lessor the following amounts during the Lease Term as rent for the lease of the Project, on the following dates:

         On the fifteenth day of March, June, September and December of each year, in the amount of $512,445.28 each, with the first payment being March 15, 2001.

     If the day on which rent is payable is a Saturday, Sunday or public holiday under the laws of the State, rent shall be payable on the next succeeding business day.

     (b) Lessee also shall pay all Costs with respect to the Project associated with the transactions contemplated hereby.

     (c) In the event Lessee shall fail to make any of the payments required in
Section 3.3(a), Lessor shall have the right to set off the amounts then due and payable against any amounts then or thereafter due under the Notes, or if the Notes shall have been paid in full, to exercise such other rights or remedies as may be set forth in the Lease and this Agreement.

     (d) In the event Lessee shall fail to make proper provision for self-insurance as set forth in Section 8.7, or to make any other payments required herein, including, but not-limited to, payments for insurance for the Project or repairs or maintenance expenses, Lessor shall have the right, but not the obligation, to obtain such insurance and to make any such payments on account of the Project, and Lessee shall immediately reimburse such amounts to Lessor as additional rent due hereunder (the "Additional Rent"). Furthermore, the payments in lieu of taxes required to be paid pursuant to Article IV hereof shall constitute Additional Rent hereunder.

     Section 3.4 Obligations of Lessee Unconditional. The obligation of Lessee to make the payments required in Sections 3.3, 3.8 and 4.1 and to perform and observe the other agreements contained herein or therein shall be absolute and unconditional and shall not be subject to any defense or any right of setoff, counterclaim or recoupment arising out of any breach by Lessor of any obligation to Lessee, whether hereunder or otherwise. Nothing contained in this Section 3.4 shall be construed to release Lessor from the performance of any of the agreements on its part herein contained, and in the event Lessor should fail to perform any such agreement on its part, Lessee may institute such action against Lessor as Lessee may deem necessary to compel performance so long as such action does not abrogate the obligations of Lessee contained in the first sentence of this Action.

     Section 3.5 Intentionally Omitted.

     Section 3.6 Agreement to Acquire, Construct, Install and Equip the Project Subject to the provisions of Section 3.10 hereof, Lessor agrees that:

     (a) It will acquire the Project, including, but not limited to, any additional portion of the Project which Lessee requests that Lessor acquire in accordance with Section 3.11 hereof.

     (b) It shall not execute any contract for or with respect to the acquisition, construction, installation and equipping of the Project or any part thereof without the prior written approval of Lessee.

     (c) Before entering into any contract for the construction of the Building or any part thereof, it will ca use the contractor to execute and deliver any bond as Lessee may reasonably request.

     Lessor agrees that it will enter into, or accept the assignment of, such contracts as Lessee may request, such assignments to be in form reasonably acceptable to Lessor, in order to effectuate the purposes of this Section but that it will not execute any other contract or give any order for such acquisition, construction, installation and equipping of the Project unless and until Lessee shall have approved the same in writing.

     Lessor hereby makes, constitutes and appoints Lessee as its true and lawful agent, and Lessee hereby accepts such agency, (a) to acquire, construct, install and equip the Project, (b) to make, execute, acknowledge and deliver any contracts, order, receipts, writings and instructions, either in the name of the Lessee solely or as the stated agent for Lessor, with any other persons, firms or corporations, and in general to do all things which may be requisite or proper, all for the acquisition and installation of the Project with the same powers and with the same validity as Lessor could do if acting in its own behalf, (c) pursuant to the provisions of this Lease, to pay all fees, costs and expenses incurred in the acquisition of the Project from funds made available therefor in accordance with this Lease, and (d) to ask, demand, sue for, levy, recover and receive all such sums of money, debts, dues and other demands whatsoever which may be due, owing and payable to Lessor under the terms of any contract, order, receipt, writing or instruction in connection with the acquisition of the Project, and to enforce the provisions of any contract, agreement, obligation, bond or other performance security. So long as Lessee is not in default under any of the provisions of this Lease, this appointment of Lessee to act as agent and all authority hereby conferred are granted and conferred irrevocably to the Completion Date and thereafter until all activities in connection with the acquisition of the Project shall have been completed, and shall not be terminated prior thereto by act of Lessor or of Lessee or by operation of law. However, Lessee shall enter into no agreement or contract on behalf of Lessor which would, in any manner, subject the Lessor's Unrelated Assets to any claim, charge, liability or lien.

     Lessee agrees, pursuant to the authority and power granted in the preceding paragraph, promptly to commence acquisition, construction and installation of the Project and to proceed with such acquisition, construction, installation and equipping with due diligence, in a good and workmanlike manner and in compliance with all legal requirements, ordinances and restrictions, and to complete such rehabilitation, acquisition and installation within one (1) year after the date hereof.

     Lessor agrees to use its reasonable best efforts to cause the acquisition of the Project to be completed with all reasonable dispatch and in accordance with the schedule desired by the Lessee.

     Section 3.7 Agreement to Issue Notes; Application of Note Proceeds. In order to acquire the Land, and to provide funds for payment of the costs of the acquisition, construction, installation and equipping of the Building and Equipment provided for in Section 3.6 hereof, Lessor shall issue the 2000-1 Note.

     Section 3.8 Use of Proceeds. The proceeds of the 2000-1 Note will be utilized by Lessee only for the payment of, or reimbursement of Lessee for payment of, the following costs and expenses:

     (a) The fees, taxes and expenses for recording or filing any of the Lessor Documents or the Lessee Documents; the fees, taxes and expenses for recording or filing any financing statements and any other documents or instruments that either Lessor or Lessee may deem desirable to file or record in order to perfect or protect the lien of any of the Lessor Documents;

     (b) The legal and fiscal fees and expenses incurred in connection with the authorization and issuance of the Notes, the preparation of the Lessor Documents or the Lessee Documents, and all other documents in connection therewith;

     (c) The fees for architectural, engineering and supervisory services with respect to the Project;

     (d) All costs in connection with acquisition of the Land, site preparation of the Land, construction of the Building and acquisition and installation of the Equipment;

     (e) To such extent as they shall not be paid by a contractor for construction with respect to any part of the Building, payment of the premiums on all insurance required to be taken out and maintained during the construction of the Building; and

     (f) Any other costs and expenses relating to the Project which would constitute a cost or expense for which Lessor may issue Notes.

     In connection with any payment under this Section 3.8 for, or reimbursement of the Lessee for, the acquisition and installation of Equipment the Lessee, at the time of request for such payment, shall deliver to the Lessor, a bill of sale (naming the Lessor as the Purchaser) specifically listing each item of such Equipment.

     Nothing contained in this Lease or in any related document shall impose upon Lessor any obligation to see to the proper application of the proceeds of the Notes disbursed in accordance with the terms hereof, regardless of any inspection or other actions taken.

     Upon completion of the acquisition, construction, installation and equipping of the Project, Lessee shall cause all costs and expenses in connection therewith to be paid, and shall deliver to Lessor a certificate signed by Lessee's authorized representative that (i) construction and equipping of the Building has been completed in all respects and all costs of labor, services, materials and supplies used in such renovation have been paid, and
(ii) all other facilities necessary in connection with the Project have been acquired and constructed and all costs and expenses incurred in connection therewith have been paid. Notwithstanding the foregoing, such certificate may state that it is given without prejudice to any rights against third parties which exist at the date of such certificate or which may subsequently come into being.

     Section 3.9 Lessee Required to Pay Costs of the Project in Event Note Proceeds Insufficient. In the event the proceeds of the 2000-1 Note available for payment of the costs of the Project and the other costs, fees and expenses listed in Section 3.8 should not be sufficient to pay the same in full, Lessee agrees to complete the Project and to pay all that portion of the costs of the Project and the other costs, fees and expenses listed in Section 3.8 as may be in excess of the monies available therefor from the proceeds of the 2000-1 Note. Lessor does not make any warranty, either express or implied, that the proceeds of the 2000-1 Note which, under the provisions of this Lease, will be available for payment of the costs of the Project, will be sufficient to pay all the costs which will be incurred in that connection.

     Section 3.10 Lessor to Pursue Remedies Against Contractors, Subcontractors and Suppliers and Their Sureties. In the event of default of any contractor, subcontractor or supplier under any contract made by it in connection with the Project or in the event of breach of warranty with respect to any material, workmanship or performance guarantee, Lessor will, at the written request of Lessee, promptly proceed (subject to Lessor's advice to the contrary), either separately or in conjunction with others, to exhaust the remedies of Lessor against the contractor, subcontractor, or supplier so in default and against each surety for the performance of such contract. Lessee agrees to advise Lessor of the steps it intends to take in connection with any such default. If Lessee shall so notify Lessor, Lessee may, in its own name or in the name of Lessor, prosecute or defend any action or proceeding or take any other action involving any such contractor, subcontractor or surety which the Lessee deems reasonably necessary, and in such event Lessor hereby agrees to cooperate fully with Lessee and to take all action necessary to effect the substitution of Lessee for Lessor in any such action or proceeding. Any amounts recovered by way of damages, refunds, adjustments or otherwise in connection with the foregoing shall be paid to Lessee.

     Section 3.11 Additional Notes. At the request of Lessee, Lessor shall, from time to time, but in no event after _____, _____, issue one or more Additional Notes to finance the completion of the acquisition, construction, installation, equipping, improving or expansion of the Project. In connection with such issuances, from time to time, of Additional Notes, the property, plant and equipment acquired with the proceeds of such Notes, including without limitation, the cost of any replacement, enhancements, additions and expansions to the Project, (i) shall become part of the Project and shall be included under this Agreement and the rent shall be adjusted accordingly, and (ii) shall be subject to the PILOT Schedule set forth in Section 4.1 hereof in lieu of Ad Valorem Property Taxes.

                                  ARTICLE IV
                           PAYMENTS IN LIEU OFTAXES

     (a) PILOT Schedule. In addition to Lessee's obligations to pay rent in accordance with Section 3.3, Lessee shall make payments to the City and County, as Additional Rent, in lieu of Ad Valorem Property Taxes for the Project as follows:

     Year                 Payments in Lieu of Tax Amount

   2001-2010              -0-

     2011 10% of the amount that Lessee would have to pay in Ad Valorem Property Taxes if the Project were owned by Lessee, rather than by Lessor.

     2012 20% of the amount that Lessee would have to pay in Ad Valorem Property Taxes if the Project were owned by Lessee, rather than by Lessor.

     2013 30% of the amount that Lessee would have to pay in Ad Valorem Property Taxes if the Project were owned by Lessee, rather than by Lessor.

     2014 40% of the amount that Lessee would have to pay in Ad Valorem Property Taxes if the Project were owned by Lessee, rather than by Lessor.

     2015 50% of the amount that Lessee would have to pay in Ad Valorem Property Taxes if the Project were owned by Lessee, rather than by Lessor.

     2016 60% of the amount that Lessee would have to pay in Ad Valorem Property Taxes if the Project were owned by Lessee, rather than by Lessor.

     2017 70% of the amount that Lessee would have to pay in Ad Valorem Property Taxes if the Project were owned by Lessee, rather than by Lessor.

     2018 80% of the amount that Lessee would have to pay in Ad Valorem Property Taxes if the Project were owned by Lessee, rather than by Lessor.

     2019 90% of the amount that Lessee would have to pay in Ad Valorem Property Taxes if the Project were owned by Lessee, rather than by Lessor.

     After 2019           100% of the amount that Lessee would have to pay in A
                          Valorem Property Taxes if the Project were owned by Lessee, rather than by Lessor.

and each installment shall be subject to being decreased by certain credits as set forth in Section 4.3.

     (b) Subsequent Improvements to Project Financed with Additional Notes. As set forth in Section 3.11 of this Lease, Lessor and Lessee contemplate that from time to time Lessor will issue Additional Notes for the purpose of further improving the Project by (i) construction of further buildings and improvements, and/or (ii) the acquisition and installation of additional Equipment, (i) and
(ii) collectively "Subsequent Improvements". In the event Lessor issues Additional Notes for the purpose of acquiring, constructing, installing or equipping Subsequent Improvements, then such Subsequent Improvements shall be subject to the PILOT Schedule set forth in Section 4.1(a) above in all respects, as set forth in Section 3.11 above.

     Section 4.2 Payment Date. Payments in lieu of taxes shall be paid (a) in the same manner, at the same time and to the same tax collector(s) as ad valorem taxes are normally due and payable in the City and the County, or (b) in the event that such tax collector(s) bill Lessee for payments in lieu of taxes at a date later than the time at which ad valorem taxes are normally due and payable, in a timely manner when billed. All PILOTs shall constitute a lien on the Project, having the same priority as Ad Valorem Property Taxes in accordance with the provisions of Tennessee Code Annotated, Section 67-5-2101.

     Section 4.3 Credits Against Amounts Payable.

     (a) Lessee shall receive the following credits, on a dollar-for-dollar basis, against the payments in lieu of taxes due under Section 4.1:

            (i) an aggregate of all Ad Valorem Property Taxes paid if payable by Lessee on account of the Project for a period commencing January 1, 2001, and continuing through the termination of the Lease Term;

            (ii) an aggregate of all sales taxes paid to the State on account of payments of rent by Lessee pursuant to this Agreement.

     (b) Lessee shall be entitled to take any credits due pursuant to Section 4.3(a) in the year in which such amounts are paid by Lessee. If the credits due Lessee in any one (1) year exceed the PILOT to be paid for that year, any excess credit shall be carried forward and applied against the PILOT for the next succeeding year(s).

     (c) At such time as the Project shall be legally placed upon the ad valorem tax rolls of the City and the County, with ad valorem taxes assessable to Lessee, the payments in lieu of taxes required herein shall automatically terminate, and Lessee shall pay that portion of the PILOT prorated for the portion of the year the Project was leased by Lessee and thereafter Lessee shall pay such ad valorem taxes as may then be properly assessed to it on account of its ownership of the Project.

     (d) In the event Lessee's leasehold interest in the Project shall become subject to ad valorem taxes at any time during the Lease Term, the amount of such tax payable by Lessee as a result of such assessment shall be credited against any in lieu of tax payments due under Section 4.1 until such additional tax payments shall have been fully recouped.

     (e) Not less than thirty (30) days prior to making any payment in excess of One Thousand Dollars ($1,000.00) which Lessee intends to credit against amounts payable in lieu of taxes due under Section 4.1, Lessee shall notify the City and the County of Lessee's intent to credit such payment against amounts payable in lieu of taxes by sending written notice to:

                    Mayor, City of Humboldt
                    Humboldt Municipal Center
                    1421 Osborne Street
                    Humboldt, TN 38343

                            and

                    Gibson County Trustee
                    Gibson County Courthouse
                    Trenton, TN 38343

     (f) Credits against the payments in lieu of taxes shall be applied pro-rata against the amounts owed to the city and to the County pursuant to Section
4.1 in the same proportion that the City rate bears to the County tax rate.

     Section 4.4 Provisions for Calculating Amount of PILOTs. As part of the Project, and for the public purpose of increasing and maintaining employment in the State, the Building will be constructed and the Equipment will be acquired and installed for the purpose of constructing a manufacturing facility at the Project.

     Section 4.5 Computation of PILOT; Challenge.

     (a)    Intentionally Deleted.

     (b) Computation. For the years in which the PILOTs are expressed as a percentage of taxes that would be due with respect to the Project if the Project were owned by LESSEE, the amount of each year PILOTs shall be computed as set forth below.

     (c) Valuation of Project Site by Assessor. Subject to Lessee's right of appeal as set forth in subsection (d), if the County Tax Assessor or successor official (the "Assessor") has assigned values to the Project Site as if the Project Site were appraised for property tax purposes, then the PILOTs for each tax year shall be computed using the values assigned by the Assessor.

     (d) Disagreement with Assessor. It is the intent of the parties that in the event the Lessee disagrees with the values assigned to the Project by the Assessor, Lessee shall have available to it the same rights and remedies as if the Project were owned by Lessee, rather than by Lessor. Lessor and Lessee acknowledge that for so long as the Project is owned by Lessor, the local and/or state boards of equalization and/or the courts (collectively the "Assessing Authorities") (i) may be unwilling to consider Lessee's appeal from the assessor's valuation or (ii) may believe that they are prevented by applicable law from considering Lessee's appeal. Therefore, in addition to the rights and remedies that would be available to Lessee if the Project were owned by Lessee (rather than by Lessor), if Lessee disagrees with the valuation assigned to the Project by the Assessor, and the assessing Authorities have declined to exercise its jurisdictional powers due to the fact that the Project is owned by the Lessor, Lessee shall be entitled to the remedies set forth in subsections (f) and (g).

     (e)    Failure of Assessor to Assess. Lessor and Lessee acknowledge that
(i) the Assessor may have no legal duty to value the Project and may, therefore, be unwilling to determine the Project's value, or (ii) at the applicable time the Assessor may be prevented by applicable law from determining a value for the Project. Lessee and Lessor will use their best efforts to cause the Assessor to determine, no later than October 1, 2001, the value of the Project and thereafter to reappraise the Project at the times that industrial property similar in character and location to the Project is either required by law to be reappraised or customarily reappraised by the Assessor, including, without limitation, any time at which an addition or improvement of substantial value shall be made to the Project.

     (f) Assessor Will Not Value. In the event that, on or before October 1st in any tax year in which a new value for the Project shall be required, the Assessor fails to provide such value, Lessee and Lessor will use their best efforts to negotiate a mutually acceptable value equivalent to the value at which the Assessor would have appraised the Project had the Assessor appraised or reappraised it as the case may be.

     (g) Procedure If No Agreement. In the event that the Assessor will not value the Project and Lessee and Lessor are unable to arrive at a mutually acceptable valuation of the Project for any tax year which such a valuation is necessary for purposes of calculating the applicable

PILOT in accordance with this Article 4 by December 1 of each year, Lessor and Lessee shall each appoint an independent appraiser not later than January 10 succeeding such December 1. Within fifteen (15) days after the appointment of the last of the two (2) independent appraisers, the two so appointed shall, by mutual agreement, appoint a third independent appraiser. The three (3) independent appraisers so appointed shall consider the assessed values for the tax year in question which the Assessor has given to taxable industrial property similar in character and location to the Project. Based upon the above-cited consideration, as well as upon the then applicable law relating to the relationship of market value of taxable property to its assessed value for tax purposes, and such other information as may be deemed relevant, such independent appraisers shall determine by majority vote a value for the Project, which value shall be that which such Assessor would have given to said Property if it were not exempt from taxes. Not later than April 1 next succeeding their appointment, the three (3) independent appraisers shall advise Lessor and Lessee in writing of this valuation which they have determined for the Project, and such valuation shall be binding on Lessor and Lessee and shall be used to calculate the PiLOTs with respect to the Project. All of the fees and expenses of the three (3) appraisers with respect to such valuation shall be paid in full by Lessee, and Lessee shall not be entitled to credit the amount of such fees and expenses against the PILOT.

     (h) Duration of Value. The determination of the value of the Project Site as (i) made by the Assessor or (ii) mutually agreed to by Lessor and Lessee or (iii) made by the panel of appraisers, shall be used as a basis for calculation of the Project PILOTs for succeeding tax years until other industrial property similar in character to the Project shall be required by law to be reappraised, or until the Assessor in the exercise of the Assessor's discretion shall undertake a lawful reappraisal of industrial properties, in either of which cases a new assessed value shall be determined for the Project as set forth in this Section 4.4

     (i) Lessee's Equipment Report. In the event there is a challenge of the valuation of the Equipment, then in order to facilitate the determination of a value for the Equipment, Lessee shall furnish the Assessor, within thirty (30) days of the notice of the challenge, a report of all tangible personal property which constitutes a part of the Equipment. This report shall be similar in form and detail as that required pursuant to Tennessee Code Annotated, Section 67-5-903.

     (j) Equipment PILOTs. Lessor and Lessee agree that for purposes of calculating the PILOTs with respect to the Equipment, the Equipment shall be valued in accordance with the provisions of Tennessee Code Annotated, Section 67-5-903, including the equipment groups and statutory depreciation tables set forth in Tennessee Code Annotated, Section 67-5-903, as it may be from time to time amended.

     (k) Change in Law. If, as a result of a change in the applicable laws governing the assessment and levy of taxes on real property and tangible personal property, the application of the detailed provisions of this Section
4.4 would result in PILOTs in amounts or at times materially different from the PILOTs that would be payable with respect to the Project for comparable periods but for such change in the applicable law, then in such event the provisions of this Section 4.7 shall be superseded by arrangements which will cause the Lessee to make PILOTs to the County and to the City in such amounts and at such times as more nearly correspond to the PILOTs calculated based on the change in the applicable law; provided, however, that in no event shall Lessee be obligated to make PILOTs to the County or to the City during each of the calendar years 2001 through 2011, inclusive, which in an aggregate annual amount would be larger than the respective payments to the County and City for such years determined in accordance with subsection (g).

     (l) Right to Challenge Valuation and/or PILOT Computation. In the event that either the City or the County or Lessee believes: (i) that the PILOTs have been calculated incorrectly, or (ii) that the amount of the PILOTs does not accurately reflect the intent of the parties set forth in this Article IV; or
(iii) that the Project (or any part of the Project) has not been valued correctly for the purpose of calculating the PILOTs, then the City and/or the County and/or Lessee shall be entitled to challenge the correctness of the PILOT payments set forth in Section 4.1, as it may be amended from time to time. Any challenge made by the City shall be made in writing to Lessor and shall be signed by the Mayor of the City, with copies to Lessee and the County. Any challenge made by the County shall be made in writing to Lessor and shall be signed by the County Executive, with copies to Lessee and the City. Any challenge made by Lessee shall be made in writing to Lessor and shall be signed by an authorized representative of Lessee, with copies to the Mayor of the City and the County Executive. Making such challenge shall trigger the procedures and remedies set forth in this Section 4.4, so that upon receipt of written notice of challenge, Lessor shall request the Assessor to value the Project (or the part of the Project being challenged), and the merits of the challenge shall be determined as set forth in this Section 4.4.

                                   ARTICLE V
                     DAMAGE, DESTRUCTION AND CONDEMNATION

     Section 5.1 Damage, Destruction and Condemnation. Unless Lessee shall have exercised its option to purchase the Project pursuant to the provisions of
Article XI hereof, if prior to full payment of the Notes (i) the Project, or any portion thereof, is destroyed (in whole or in part) or is damaged by fire or other casualty or (ii) title to or any interest in, or the temporary use of, the Project damaged by fire or other casualty or (ii) title to or any interest in, or the temporary use of, the Project or any part thereof shall be taken under the exercise of power of eminent domain by any governmental body or by any person, firm or corporation acting under governmental authority, Lessee shall be obligated to continue to pay the amounts specified in sections 3.3 and 4.1.

     Section 5.2 Application of Net Proceeds. During the Lease Term, the Net Proceeds of any insurance proceeds or condemnation award resulting from any events described in section 5.1 shall be payable to Lessee. Such funds or any other funds as Lessee shall elect to utilize shall be utilized by Lessee to promptly repair, restore, modify or improve the Project. In the event Lessee shall fail to commence such repair, restoration, modification or improvement of the Project within sixty
(60) days from the date of loss, described in Section 5.1, in such manner and to the extent that upon the completion thereof the Project, as repaired, restored, modified or improved will continue to be a "project" within the meaning of the Act, Lessor shall have the option to declare this Agreement in default in accordance with Section 10.1(b), and to take such action as Lessor shall determine in accordance with Article X.

     Section 5.3 Insufficiency of Net Proceeds. In the event the Net Proceeds are insufficient to pay in full the cost of any repair, restoration, modification or improvement referred to in Section 5.2, then unless Lessee shall have exercised its option to purchase the Project pursuant to the provisions of
Article XI, Lessee will nonetheless complete the work and will pay any cost in excess of the amount of the Net Proceeds. Lessee agrees that if by reason of any such insufficiency of the Net Proceeds, Lessee shall make any payments pursuant to the provisions of this Section, Lessee shall not be entitled to any reimbursement therefor from Lessor, nor shall Lessee be entitled to any diminution of the amounts payable under Section 3.3(a) hereof.

                                  ARTICLE VI
                               SPECIAL COVENANTS

     Section 6.1 Quiet Enjoyment. Lessor agrees that it will defend Lessee in the quiet enjoyment and peaceable possession of the Project from from all claims of all persons whomsoever claiming by or through Lessor through the term of this Agreement, so long as no default has occurred and is continuing in Lessee's performance of the covenants, conditions and agreements to be performed by it hereunder or so long as the period for remedying any default in such performance shall not have expired.

     Section 6.2 Further Assurance and Corrective Instruments. Lessor and Lessee agree that they will, from time to time, execute, acknowledge and deliver, or cause to be executed, acknowledged and delivered, such supplements hereto and such further instruments as may reasonably be required for carrying put the expressed intention of this Agreement, including, without limitation, U.C.C. financing statements, continuation-statements and termination statements.

     Section 6.3 Compliance with Laws. Lessee shall promptly comply or cause compliance with or obtain waivers of all laws, ordinances, orders, rules, regulations, and requirements of duly constituted public authorities applicable to the Project, at no expense to Lessor, whether or not the same are foreseen or unforeseen, ordinary or extraordinary. Lessee shall not be required to comply or cause compliance with such laws, ordinances, orders, rules, regulations or requirements, so long as Lessee shall give written notice to Lessor, and at its expense, shall be contesting the same or the validity thereof in good faith and in accordance with applicable law. Such contest may be made by Lessee in the name of Lessor or of Lessee, or both, as Lessee shall determine, and Lessor agrees that it will, at Lessee's expense, cooperate with Lessee therein as Lessee may reasonably request.

                                  ARTICLE VII
               MAINTENANCE, REPAIR, IMPROVEMENTS AND REPLACEMENT

     Section 7.1 Lessee's Agreement to Maintain and Repair. Lessee shall cause the Building to be constructed and the Equipment to be acquired and installed as set out in Article III of this Agreement and agrees that, at its expense, it will keep and maintain the Project in good order and condition, subject to ordinary wear and tear. Lessee shall promptly make or cause to be made all interior and exterior, structural and non-structural, ordinary and extraordinary, foreseen and unforeseen repairs to the Building and the Equipment, including the maintenance, repair and replacement necessary to keep the Equipment installed on the Lane in good repair and operating condition to the end that the Project is kept in good order and condition, subject to ordinary wear and tear, whether or not such repairs are due to any laws, rules, regulations or ordinances hereinafter enacted which involve a change of policy on the part of the governmental body enacting the same. All replacements, renewals, attachments and accessories made to or placed on or fixed to any part of the Project, shall become a part of the same and the property of Lessor as made.

     Section 7.2 Additional Plant and Facilities. Lessee shall have the right to construct on the Land any other plant and facilities other than the Building or make any major alterations, additions or improvements without Lessor's consent so long as such other plant, facilities, alterations, additions and improvements shall not constitute a violation of Lessee's covenants as set forth in Section 2.2(e) of this Agreement; provided, however, subject in all respects to the provisions of Section 4.1(b) hereof, such additional plant, facilities, alterations, additions and improvements shall be fully subject to Ad Valorem Property Taxes notwithstanding the fact that title to the Land is held by Lessor.

     Section 7.3 Lessor's Repairs. At Lessee's request or if a Default has occurred and is continuing, Lessor may, but shall not be required to, rebuild or make any repairs, replacements or renewals of any nature or description to the Project or make any expenditure whatsoever in connection with this Agreement or in order to maintain the Project in the condition required by this Agreement. Lessee expressly waives the right contained in any law now or hereafter in effect to make any repairs at the expense of Lessor. If Lessor shall (in its sole discretion) advance funds with which to make such repairs, replacements, renewals or other expenditures, such sums shall be payable by Lessee as Additional Rent hereunder, pursuant to
Section 3.3(c).

     Section 7.3 Lessor's Repairs. At Lessee's request or if a Default has occurred and is continuing, Lessor may, but shall not be required to, rebuild or make any repairs, replacements or renewals of any nature or description to the Project or make any expenditure whatsoever in connection with this agreement or in order to maintain the Project in the condition required by this Agreement. Lessee expressly waives the right contained in any law now or hereafter in effect to make any repairs at the expense of Lessor. If Lessor shall (in its sole discretion) advance funds with which to make such repairs, replacements, renewals or other expenditures, such sums shall be payable by Lessee as Additional Rent hereunder, pursuant to Section 3.3(c).

     Section 7.4 Removal of Equipment. In the event Lessee determines that any items of Equipment have become inadequate, obsolete or worn out or no longer useful in the operation of the Project or Lessee desires to remove any Equipment due to a process change in the facility, and if such removal thereof will not materially interfere with the operation of the Project for the purpose of this Agreement nor cause the Project to cease to be a "project" within the meaning of the Act, and so long as Lessee is not in default hereunder, Lessee may remove such items of Equipment from the Project and sell, trade-in, exchange or otherwise dispose of the same. In the event Lessee exercises its rights under this Section 7.4, then Lessor shall execute the appropriate bills of sale or other documents required to facilitate Lessee's exercise of such rights.

                                 ARTICLE VIII
                                   INSURANCE

     Section-8.1 General Requirements. All insurance required hereby shall (i) be placed with responsible insurance companies qualified to do insurance business in the State and which shall be reasonably acceptable to Lessor, (ii) be evidenced by certificates filed with Lessor, (iii) be in form and substance reasonably acceptable to Lessor, (iv) contain an undertaking by the respective insurers that such policies shall not be modified or cancelled without prior written notice, nor without similar notice given to Lessor, and (v) provide that the proceeds of such insurance shall be payable to Lessee.

     Section 8.2 Fire and Extended Coverage. Lessee shall, at its expense, keep the Project insured against loss or damage by fire, earthquake and other casualty, with an extended coverage endorsement in an amount reasonable and customary in Lessee's industry.

     Section 8.3 Public Liability Insurance. Lessee shall, at its expense, maintain comprehensive general public liability insurance naming Lessor as an additional insured against claims for bodily injury, death or property damage occurring on, in or about the Project in an amount of not less than $2,000,000.00 for injury or death of a single person, $2,000,000.00 for a single accident and $2,000,000.00 for property damage. This requirement may be met by furnishing a certificate as evidence of more than one policy, provided that the total coverage is in at least the amounts specified.

     Section 8.4 Builder's Risk Policy. During the time the Project is being constructed, Lessee shall, at its expense, maintain a standard form Builder's Risk Policy on a replacement cost basis, with an "all-risk" endorsement, a course of construction endorsement, and with a collapse provision, in an amount approved by Lessor.

     Section 8.5 Workmen's Compensation Insurance. Lessee shall, at its expense, maintain statutory compensation insurance and employer's liability insurance for all persons working in or about the Project.

     Section 8.6 Renewal. During the Lease Term, Lessee shall maintain insurance policies in such amounts and for such purposes as are required by this Article VIII.

Section 8.7 Self-Insurance. In lieu of maintaining the insurance required in Sections 8.1 through 8.6, Lessee may self-insure against any risks related to the Project.

                                  ARTICLE IX
               ASSIGNMENT, SELLING, SUBLEASING; INDEMNIFICATION

     Section 9.1 Assignment, Selling and Subleasing. Lessor and Lessee agree that Lessee shall have the right to assign this Agreement in connection with the sale, transfer or other conveyance of the Project and shall have the right to sublease all or any portion of the Project without first obtaining the prior written approval of Lessor, provided, in either case, (i) the assignee or sublessee hereof shall affirmatively agree in writing to accept and adhere to each of the provisions set forth heroin, including the obligation to operate and utilize the Project as a facility authorized under the Act and to use the Project as a warehouse and distribution center; (ii) Lessee shall be and remain liable hereunder for the full Lease Term; and (iii) there shall be no Default or condition which with the passage of time or giving of notice would constitute a Default, as set forth in Section 10.1 If, as a result of a merger, reorganization or other form of business combination, Lessee shall cease to exist, Lessor shall have the right to terminate this Agreement in accordance with Article X unless Lessor shall have previously approved such merger, reorganization or form of business combination, provided that such approval shall not be necessary and there shall be no right on the part of Lessor to terminate this Agreement if the surviving entity shall comply with cause (i) in the preceding sentence and shall assume all of Lessee's obligations and liabilities under this Agreement and there shall exist no Default hereunder, as set forth in Section 10.1

     Section 9.2 Release and Indemnification Covenants.

     (a) Lessee shall and hereby agrees to indemnify and save Lessor harmless against and from all claims by or on behalf of any person, firm, corporation or other legal entity or any governmental body or agency arising from the ownership, operation, use, conduct or management of the Project during the Lease Term, including without limitation, (i) any condition of the Project, including any claim arising out of or resulting from a breach of any applicable environmental or hazardous or toxic waste laws, (ii) any breach or default on the part of Lessee in the performance of any of its obligations under this Agreement, (iii) any act or negligence of Lessee or of any of its agents, contractors, servants, employees or licensees or (iv) any act or negligence of any assignee or sublessee of Lessee, or of any agents, contractors, servants, employees or licensees of any assignee or sublessee of Lessee. Lessee shall indemnify and save Lessor harmless from and against any such claim arising as aforesaid, or in connection with any action or proceeding brought thereon, and upon notice from Lessor, Lessee shall defend it in any such action or proceeding.

     (b) It is the intention of the parties hereto that Lessor shall not incur any pecuniary liability by reason of the terms of this Agreement or the undertakings required of Lessor hereunder, by reason of the issuance of the Notes, by reason of the execution of the Deed' of Trust, Security Agreement and the Assignment or by reason of the performance of any act requested of Lessor by Lessee, including all claims, liabilities or losses arising in connection with the violation of the statutes or regulations pertaining to the foregoing and in effect on the date hereof, nevertheless, if Lessor should incur any pecuniary liability arising out of or resulting directly or indirectly from this transaction, the issuance of the Note, the execution of the Deed of Trust, Security Agreement and the Assignment of the Project, or the ownership, operation, use, conduct or management of the Project, except such liability as may be directly attributable to the gross negligence or willful misconduct of Lessor, its agents, servants or employees, then in such event Lessee shall indemnify and hold Lessor harmless against all claims, demands or causes of action whatsoever, by or on behalf of any person, firm or corporation or other legal entity or any governmental agency or body arising out of the same and all costs and expenses, including reasonable attorneys' fees, incurred in connection with any such claim, action or proceeding brought thereon, and upon notice from Lessor, Lessee shall defend Lessor in any such action or proceeding at Lessee's cost. Lessor shall promptly notify Lessee of any claim of lawsuit for which Lessor intends to seek indemnity and shall cooperate with Lessee in the defense of such claim or lawsuit. All references to Lessor in this Section 9.2 shall be deemed to include its directors, officers, employees and agents. In no event shall Lessee be entitled to assert any claim or liability against Lessor's Unrelated Assets.

     (c) Lessee's obligations pursuant to this Section 9.2 shall survive the expiration and/or the termination of this Agreement.

                                   ARTICLE X
                             DEFAULTS AND REMEDIES

     Section 10.1 Defaults Defined. The following shall be "Defaults" under this agreement and the term "Default" shall mean, whenever it is used in this Agreement, any one or more of the following events:

     (a) Failure by Lessee to pay, when due, any amount required to be paid under Sections 3.3 or 4.1, provided that there shall be no default hereunder if such amounts are paid within ten (10) days of the date of any written notice to Lessee that such payments are due and payable.

     (b) In the event of the damage, destruction or condemnation of the Project in accordance with Article V hereof, failure by Lessee to commence to repair, restore, modify or improve the Project within the time period set forth in Section 5.2 unless Lessee shall have exercised its option to purchase the Project pursuant to Article XI.

     (c) Failure by Lessee to observe the perform in all material respects any other covenant, condition or agreement on its part to be observed or performed hereunder for a period of thirty (30) days after written notice specifying such failure and requesting that it be remedied shall have been given to Lessee by Lessor, provided, however, that if the failure (other than a failure to make payments required pursuant to Section 3.3 and 4.1) stated in the notice cannot be remedied in such thirty (30) day period, it shall not constitute a default if Lessee is diligently taking steps to remedy such failure.

     (d) The dissolution or liquidation of Lessee or the filing of a voluntary petition by Lessee in any proceeding under any federal or state law relating to bankruptcy, insolvency, arrangement, reorganization, readjustment of debt or other form of debtor relief or the filing of a petition against Lessee in any such proceeding which shall remain undismissed or unstayed for ninety (90) consecutive days, or failure by Lessee to promptly have discharged any execution, garnishment or attachment as would materially impair the ability of Lessee to carry on its operations at the Project, or assignment by Lessee for the benefit of creditors, or the entry by Lessee into an agreement of composition with its creditors or the written admission by Lessee of its inability to pay its debts generally as they become due.

     (e)   Failure of Lessee to comply with the requirements set forth in
Section 9.1

     (f) Acceleration of the amounts due and owing by the Lessor under the Notes.

     The provisions of subsections (b) and (c) of this section are subject to the following limitation: if by reason of force majeure Lessee is unable, in whole or in part, to carry out any of its agreements contained therein (other than its obligations or representatives contained in Sections 2.1(e), 3.3 or 4.1), Lessee shall not be deemed in Default during the continuance of such inability. The term "force majeure" as used heroin shall mean, without limitation, the following: acts of God; strikes or other industrial disturbances; acts of public enemies; orders or restraints of any kind of the government of the United States of America or of the State or of any of their departments, agencies or officials, or of any civil or military authority; insurrections; riots; landslides; earthquakes; rims; storms; droughts; floods; explosions; breakage or accident to machinery, transmission pipes or canals; and any other cause or event not reasonably within the control of Lessee. Lessee agrees, however, to remedy with all reasonable dispatch, the cause or causes preventing Lessee from carrying out its agreement, provided that nothing contained herein shall be deemed to require the settlement of strikes and other industrial disturbances by acceding to the demands of the opposing party, or parties, when such course is, in the judgment of Lessee, unfavorable to Lessee.

     Section 10.2 Remedies on Default. Whenever any Default referred to in
Section 10.1 shall have happened and be continuing, Lessor, except as provided in subsection (a) below, may take any one or any combination of the following remedial steps:

     (a) If there shall exist any Default hereunder, Lessor shall have the right, but not the obligation, to terminate this Agreement (excluding, however, the provision regarding Lessee's option to purchase the Project which shall be modified to the extent set forth hereinbelow). Lessor shall give Lessee written notice of its termination of this Lease once every thirty (30) days during the one hundred eighty (180) day period, as provided in section 3.2(b). Each such notice shall be given in accordance with Section 12.2 to all of the persons identified in Section 12.2, and shall include a statement to the effect that the option to purchase shall terminate and Lessee will lose all of its rights in and to the Project if the option to purchase is not exercised prior to the applicable date.

     (b) In addition to the remedies set forth in subsection (a) above, Lessor shall have the option of assessing interest on (i) the amount of any payments in lieu of taxes (taking into account such credits under Section 4.3 as Lessee would otherwise be entitled to utilize) then due and payable by Lessee, or (ii) on the amount of any payments due by Lessee pursuant to Sections 3.3(c) and (d) which Lessor shall have elected to pay on Lessee's behalf, at the same rates of interest as interest on the Notes, from the date such amounts were due and payable until they shall be paid in full.

     (c) In the event the Note shall have been accelerated, Lessor may accelerate and declare all amounts under this Agreement to be due and payable immediately, and upon such declaration all amounts payable by Lessee under this Agreement shall become and be immediately due and payable.

     (d) Lessor may take whatever action at law or in equity it may deem necessary or desirable to collect the amounts then due and thereafter to come due, or to enforce performance and observance of any obligation, agreement or covenant of Lessee under this Agreement.

     Section 10.3 No Remedy Exclusive. No remedy herein conferred upon or reserved to Lessor is intended to be exclusive to any other available remedy or remedies, but each and every such remedy shall be cumulative and shall be in addition to every other remedy given under this Agreement or now or hereafter existing at law or in equity. No delay or omission to exercise any right or power accruing upon any Default shall impair any such right or power or shall be construed to be a waiver thereof, but any such right or power may be exercised from time to time and as often as may be deemed expedient. In order to entitle Lessor to exercise any remedy reserved to it in this Article, it shall not be necessary to give any notice, other than such notice as may be required in this Article.

     Article 10.4 Agreement to Pay Attorneys' Fees and Expenses. In the event Lessee should default under any of the provisions of this Agreement and Lessor should employ attorneys or incur other expenses for the collection of payments required hereunder or the enforcement of performance or observance of any obligation or agreement on the part of Lessee herein contained, Lessee agrees that it will on demand therefor pay to Lessor the reasonable fee of such attorneys and such other expenses so reasonably incurred by Lessor or its attorneys.

     Section 10.5 No Additional Waiver Implied by One Waiver. In the event any agreement contained in this Agreement should be breached by either party and thereafter waived by the other party, such waiver shall be limited to the particular breach so waived and shall not be deemed to waive any other breach hereunder.

                                  ARTICLE XI
                              OPTION TO PURCHASE

     Section 11.1 Exercise of Option to Purchase; Partial Exercise of Option to Purchase.

     (a) At any time from and after the date hereof during the Lease Term, and for a period of one hundred eighty (180) days following the termination of this Agreement, as provided in Sections 3.2 and 10.2(a), Lessee shall have the option to purchase the Project for a purchase price equal to the aggregate of
(i) the principal and accrued interest
then due and owing under all outstanding Notes (which amount may be paid by offset against the amounts due and owing under such Notes), plus (ii) the sum of One Thousand Dollars ($1,000.00). Lessee shall notify Lessor in writing at least ten (10) days before the proposed date of purchase of the Project that Lessee desires to exercise its option to purchase hereunder. Upon payment by Lessee of the purchase price plus all expenses related thereto and any other sums due and payable hereunder, in cash, or by certified check, Lessor shall convey the Project to Lessee. Notwithstanding anything to the contrary contained herein, Lessee's option to purchase may not be exercised by Lessee unless and until (x) all payments in lieu of taxes required to be paid by Lessee in accordance with
Article IV hereof, accrued to the date the property is transferred to Lessee, shall have been paid in full, together with any accrued interest thereon as may be payable pursuant to Section 10.2(b), provided that Lessee shall be entitled to first deduct from such payments in lieu of taxes all credits then allowable in accordance with Section 4.e here and (y) all other sums due and owing Lessor pursuant to Section 3.3(c) shall have been paid or the payment thereof shall have been provided for as of the date of the transfer of the Project to Lessee.

     (b) Unless Lessor shall agree in writing to allow Lessee to exercise its option to purchase with regard to only a portion of the Project (retaining the right, however, to purchase the remainder thereof in accordance with this
Article XI), Lessee shall exercise its option to purchase all of the Project.

     Section 11.2 Conveyance of Title. In the event of purchase of the Project (or any portion thereof) by Lessee pursuant to any provision of this Lease, Lessor shall convey to Lessee good and marketable title by (i) a special warranty deed, and (ii) a warranty bill of sale, but Lessor shall not otherwise be obligated to convey, transfer, sell or assign any better title to Lessee than Lessor received from its grantor. Lessee shall accept such title, subject to (i) any liens, encumbrances, charges, exceptions and restrictions not created or caused by Lessor, and (ii) any liens, encumbrances, charges, exceptions and restrictions created or caused by (y) Lessor at the request of Lessee, or (z) any laws, regulations, restrictions and ordinances,

                                  ARTICLE XII
                                 MISCELLANEOUS

     Section 12.1 Recording. This Lease shall be executed and acknowledged in accordance with the laws of the State and recorded in the Register's Office.

     Section 12.2 Notices. All notices, certificates or other communications hereunder shall be written and shall be sufficiently given and shall be deemed given when delivered or mailed by registered mail, postage prepaid, addressed as follows:

     If to Lessor, to:        The Industrial Development Board of the
                              City of Humboldt, Tennessee
                              1200 Main Street
                              Humboldt, TN 38343

     If to Lessee, to:        American Woodmark Corporation
                              3102 Shawnee Drive
                              Winchester, VA 22601

          Lessor and Lessee shall provide each other with a copy of each notice relating to the Project received by Lessor or Lessee from any third party. Lessor or Lessee may, by written notice given hereunder, designate any further or different addresses to which subject notices, certificates or other communications shall be sent.

     Section 12.3 Binding Effect. This Agreement shall inure to the benefit of and shall be binding upon Lessor, Lessee and their respective successors and assigns.

     Section 12.4 Severability. In the event any provision of this Agreement shall be held invalid or unenforceable by any court of competent jurisdiction, such holding shall not invalidate or render unenforceable any other provisions hereof.

     Section 12.5 Amendments, Changes and Modifications. Except as may be otherwise expressly set forth herein, this Agreement may be amended, changed, modified, altered or terminated with the written consent of both Lessor and Lessee.

     Section 12.6 Execution of Counterparts. This Agreement may be simultaneously executed in several counterparts, each of which shall be original and all of which shall constitute but one and the same instrument.

     Section 12.7 Applicable Law. This Agreement shall be governed by and construed in accordance with the laws of the State.

     Section 12.8 Captions and References. The captions and headings in this Agreement are for convenience only and shall not in any way define, limit or describe the scope or intent of any provisions or Sections of this Agreement. All references in this Agreement to particular Articles or Sections are references to Articles or Sections in this Agreement unless otherwise stated.

     Section 12.9 Termination. Except for such indemnifications as are contained herein, which shall continue in force notwithstanding any termination of this Agreement, this Agreement shall terminate automatically, without any further actions on the party of any party upon the earlier of: (i) the termination of the Lease Term and the expiration of the period of time in which the option to purchase set forth in Article XI may be exercised by Lessee, (ii) the reconveyance of the Project to Lessee of (iii) the expiration of the Lease Term and the expiration of the period of time in which Lessee may exercise the option to purchase the Project set forth in Article XI, in accordance with
Section 3.2(b).

     Section 12.10 Jurisdiction. In the event of any controversy or claim arising out of or relating to this Lease or the breach hereof which results in the commencement of any legal action or proceeding, Lessor and Lessee hereby consent to the exclusive jurisdiction of the State courts sitting in Gibson County or the U. S. District Court sitting in the Western District of Tennessee in connection with such action or proceeding, Lessor and Lessee further agree that the service of process or of any other papers upon them by registered mail at their respective addresses set forth herein shall be deemed good, proper and effective service upon them.

     IN WITNESS WHEREOF, Lessor and Lessee have caused this Master Industrial Development Lease Agreement to be executed as of the date first above written.

                                  THE INDUSTRIAL DEVELOPMENT BOARD
                                  OF THE CITY OF HUMBOLDT, TENNESSEE

                                  BY:

                                  ROBERT J. ROOKE, Chairman

ATTEST:

JIM BLANKENSHIP, Secretary


                                  AMERICAN WOODMARK CORPORATION

                                  BY:

                                  GLENN EANES, Treasurer

STATE OF TENNESSEE
COUNTY OF GIBSON

     Before me personally appeared Robert J. Rooke and Jim Blankenship, with whom I am personally acquainted, and who, upon oath, acknowledged themselves to be Chairman and Secretary, respectively, of The Industrial Development Board of the City of Humboldt, Tennessee, the within named bargainor, and who, being authorized so to do, executed the foregoing instrument for the purposes therein contained, by signing the name of the corporation by themselves, as such Chairman and Secretary, respectively.

     Witness my hand and seal, at office, in Gibson County, Tennessee, this the 13th day of December, 2000.



                                       NOTARY PUBLIC

MY COMMISSION EXPIRES:



STATE OF VIRGINIA
City of Virginia

     Before me personally appeared Glenn Eanes, with whom I am personally acquainted, and who, upon oath, acknowledged himself to be Treasurer of American Woodmark Corporation, the within named bargainor, and who, being authorized so to do, executed the foregoing instrument for the purposes therein contained, by signing the name of the corporation by himself, as such Treasurer.

     Witness my hand and seal, at office, in Winchester, Virginia, this the 19th day of December, 2000.

                                                 Brenda Dupont

                                                 NOTARY PUBLIC


MY COMMISSION EXPIRES:

12-31-03

AMERICAN WOODMARK CORPORATION                               Exhibit "A"
Industrial Development Lease Agreement
Asset Listing
December 15, 2000

Real Estate
       BUILDING 218500 SQ. FT.

Total Real Estate

Personal Property
     IMA EDGEBANDER                                    13318
        FRIULMAC IDRAMAT E BORING MACHINE                 2890
        TORGEGGE DET TENONOR                              47
        CREATIVE CONVEYOR 19 SECTIONS 30 FT               11009
        CREATIVE LOAD TRANSFER INFEED                     11008
        CREATIVE LOAD TRANSFER OUTFEED                    11008
        SCHELLING AS-SAW                                  154077
        SCHELLING FL CROSS CUT SAW                        211222
        DELMAR UP LINE                                    29000
        IMA POINT TO POINT                                20337
        IMA POINT TO POINT                                20338
        BIESSE POLYMAC S 89 EDGEBANDER                    94008
        BIESSE POLYMAC SP 90 HAND TRIMMER                 94009
        ORION PKG WRAPPER (3)                             2000-0510480
        SIGNODE BANDER (3)                                9938
        A FRAME HOIST/CRANE/TROLLY SET DET
        CATWALKS AND STACKER STAND (3)
        DET A FRAME ROLLING RACKS (3)
        BUCKLEY APPLICATOR CORES (20)
        BUCKLEY APPLICATOR ROLL W/EPDM (2)
        BUCKLEY BASECOAT #1 UC31B                         579
        BUCKLEY BASECOAT #2 DC33B (2)                     583
        BUCKLEY METERING ROLLS CHROME (3)
        BUCKLEY PRINTER OFFSET ROLL CORES
        BUCKLEY REVERSE ROLL CORE (1)
        BUCKLEY REVERSE ROLL W/EPDM (1)
        BUCKLEY TIECOAT #l DC33B (2)                      584
        BUCKLEY TIECOAT #2 UC31B (2)                      578
        BUCKLEY TRIPLE HEAD PRINTER P6G3 (2)              586
        BUCKLEY UV FILL MACHINE #l PR32B (2)              580
        CERAMCO CERAMIC REVERSE ROLLS (3)
        CREATIVE PRINT LINE MATERIAL FEEDER               10990600
        CREATIVE STACKER A BIN                            10993600
        CREATIVE STACKER B BIN                            10994600

AMERICAN WOODMARK CORPORATION
Industrial Development Lease Agreement
Asset Listing
December 15, 2000

     CREATIVE BUNDLE TURNOVER                                  10996600
     JANTEC PTM 18678-90 BELT CURVE (2)                        3104-1
     JANTEC TV FR 10X78 STRAIGHT BELT                          3104-3
     FUSION DRS510 UV OVEN (2)                                 SC61252DRS3
     FUSION DRS520 UV OVEN                                     SC61252DRS2
     FUSION DRS530 UV OVEN                                     SC1252DRS1
     FUSION DUCTWORK (GARDNER)
     HESSEMAN SINGLE HEAD SANDER LSM8                          200004291
     HESSEMAN TRIPLE HEAD SANDER LSM8                          200004292
     HIS 1/2 TON HOIST/CRANE/TROLLY SET (7)                    618-1
     KOCH 20' PREHEAT OVEN #1-PH107-C (2)                      9105011
     KOCH 20' DRYING OVEN #1 - PH208T-41 (2)                   9105013
     KOCH 30' DRYING OVEN #3 - BCIO8-T (2)                     9105015
     KOCH 10' DRYING OVEN #5 - PD106C-4                        9105017
     PRINT CYLINDER STORAGE STAND
     PRINTLINE INSPECTOR STAND
     CIRCULAR WATER FOUNTAIN 54"
     CONVECTION OVEN
     CHERRY CYLINDER SETS (2)                                  47745-56
     OAK CYLINDER SET (2)                                      47757-62
     HICKORY CYLINDER SET (2)                                  47763-68
     DRUM COVERS (8) PSI-123 BW1 55 GA
     DRUM COVERS (7) PSI-123 L 55 GA
     DRUM COVERS (11) PSI-123 HYD 55 GA
     HYDRALIC AGITATING SYSTEM FOR PAINT
     CARTS FOR 55 GA DRUMS (23)
     RACK FOR TOTE TANKS
     HONEYWELL ALARM SYSTEM
     CRESSWOOD GRINDER                                         1350200
     CRESSWOOD MANUAL MAGNETIC
     INGERSOLL-RAND DRX1000 AIR DRYER                          00CDXRA1577
     INGERSOLL-RAND EP125 COMPRESSOR                           F37334U00091
     INGERSOLL-RAND 660 GALLON TANK
     THERMA TP54 OIL/WATER SEPERATOR                           914S1-01
     DUST COLLECTION SYSTEM 3 TRUNK
     EMPLOYEE PAVILION
     SCRAP CONVEYOR SYSTEM 210'X 24" BELT
     CHIP REMOVAL CONVEY/SCREW/CANOPY
     TEREX MODEL TS26 PERSONNEL LIFT
     TEREX MODEL TS20 PERSONNEL LIFT
     TENNANT SWEEPER MODEL 3640
     TOYATO 10000 LB FORKLIFT (2)

AMERICAN WOODMARK CORPORATION
Industrial Development Lease Agreement
Asset Listing
December 15, 2000

     TOYATO 5000 LB FORKLIFT (2)
     TOYATO 5000 LB FORKLIFT PNEUMATICS
     CAPACITY 1989 YARD TRACTOR                           5688
     VOLLMER BLADE SHARPNER                               3403
     VOLLMER BLADE SHARPNER                               3400
     AMERICAN SCISSOR LIFT 24X48 (8)
     AMERICAN SCISSOR LIFT 24X66 (6)
     AMERICAN SCISSOR LIFT 24X72 (6)
     AMERICAN SCISSOR LIFT 48X96 (2)
     HYTROL 47" X 780' CONVEYOR 3" SPACING
     HYTROL 37" X 660' CONVEYOR 3" SPACING
     NORTELL PHONE AND PAGING SYSTEM
     COMPUTER WIRING AND HUB SYSTEM
     EMPLOYEE & TRAILER PARKING
     CREATIVE 20'X 50' PRESTAGE LOAD                      11000
     CREATIVE 10'X 50' LOAD TO FEED                       11000
     CREATIVE SERIES 2000 FEEDER                          SF321
     CREATIVE DET INFEED CONVEYOR                         CV321
     CREATIVE DET TO EB CONVEYOR 22'X 7'                  11001
     CREATIVE NOTCHING SAW                                11004
     CREATIVE NOTCH TO SPLITTER                           11005
     CREATIVE STACKING SYSTEM                             11006
     CREATIVE ELECTRICAL SYSTEM                           11007
     TORWEGGE H632 DET FOR RETURN LINE                    46
     NOTTMEYER RETURN LINE DRILL                          21037
     IMA COMPACT U3212 SS EDGEBANDER                      6620
     COMBIMA RETURN LINE EDGE BANDER                      13319
     IMA SPLITTER                                         12089
     M. CONTI MEASURING TABLE                             50400
     BIESSE POLYMAC F39 HAND DRILL                        71449
     OFFICE FURNITURE GROUP
     STORAGE CABINETS & SHELVING
     RICOH COPIER/FAX COMBINATION                         A7690810849
     COMPUTER HUB, ADTRAN, PTCH PNLS &
     MAINT PARTS ROOM RACKING
     TRANSFER CARTS (5)
     FINZER ROLLERS (36)
     DUST COLLECTOR CONCRETE PAD
     LANDSCAPING FRONT OFFICE AREA
     LYNX INDICATOR W/BENCH SCALE
     TABLES & SHOWER STATION
     12" Bench Grinder

AMERICAN WOODMARK CORPORATION
Industrial Development Lease Agreement
Asset Listing
December 15, 2000

     Vertical Band Saw
     Horizontal Band Saw
     Rigid #300
     Drill Press
     Horizontal Milling Machine
     Table Feed Boring Kit
     Jet Lathe
     Acurite Digital Readout
     Bobcat Welder
     Dialarc 250 AC/DC Welder
     Intoxilizer
     Dake 25 Ton Hydraulic Press
     Toyota Standup Electric Paintroom Lift
     PMC Maintenance Software
     Control Corp. PLC Software
     Kronos Software
     Kitchenette
     Fire Extingushers
     Flagpole and Walkway
     Lawn Tractor
     CTD Notcher
     Altendorf Table Saw
     Ingersoll Rand 10HP Compressor
     Kronos 480F Terminal


     AND ANY AND ALL OTHER EQUIPMENT, FURNISHINGS, AND FURNITURE LOCATED IN THE LESSEE'S PLANT IN HUMBOLDT, TENNESSEE

                                                                     EXHIBIT "B"


                           PROPERTY DESCRIPTION FOR
                         AMERICAN WOODMARK CORPORATION
                              HUMBOLDT, TENNESSEE


BEING part of a larger tract of land belonging to the City of Humboldt, Tennessee, as recorded in Deed Book 289, page 775 in the Register's Office of Gibson County, Tennessee, which property is lying and being situate in the Third
(3rd) Civil District of Gibson County, Tennessee, within the corporate limits of the City of Humboldt, and being more particularly described as follows, to-wit:

BEGINNING at an iron pin set at the Northwest corner of State of Tennessee property and the East line of Reasons Family Limited Partnership; thence with the North line of Reasons Family Limited Partnership, North 60 degrees 25 minutes 00 seconds West 46.25 feet to an iron pin set at the westernmost Southwest corner of the herein described tract; thence on new lines through and with an iron pin set at the end of each, the following calls: North 00 degrees 55 minutes 59 seconds West 662.97 feet; South 89 degrees 37 minutes 00 seconds East 1582.59 feet; South 00 degrees 23 minutes 00 seconds West 595.02 feet to an iron pin found in the State of Tennessee property; thence with lines of State of Tennessee the following calls: South 43 degrees 19 minutes 07 seconds West
150.00 feet to an iron pin found; North 88 degrees 50 minutes 00 seconds West 1424.93 feet to the point of beginning, and containing 25.00 acres.

BEING that same property conveyed to The Industrial Development Board of the City of Humboldt, Tennessee, by The City of Humboldt, Tennessee, by Deed dated March 28, 2000, and being of record in Official Record Book Volume 606, page 81 in the Register's Office of Gibson County, Tennessee.

                                                                     EXHIBIT "C"


                         Form of Acceptance Supplement

This Instrument Prepared By:

Warmath & Boyte
P.O. Box 406
Humboldt, TN 38343-0406

          ACCEPTANCE SUPPLEMENT NO. __________

Commencement Date: _________

     THIS ACCEPTANCE SUPPLEMENT is executed and delivered by THE INDUSTRIAL DEVELOPMENT BOARD OF THE CITY OF HUMBOLDT, TENNESSEE ("Lessor") and AMERICAN WOODMARK CORPORATION ("Lessee"), pursuant to and in accordance with the Master Industrial Lease Agreement dated as of December 15, 2000, by and between Lessor and Lessee ("Lease"). The defined terms used herein shall have the meaning ascribed to them in the Lease.

     1. The property covered by this Supplement consists of the items described in Schedule "A" attached hereto.

     2. Lessee confirms that the items of Equipment covered hereby have been delivered to it in good working order and condition, and have been accepted by Lessee as of the Commencement Date set forth above.

     3. Lessee confirms that such items of Equipment have been installed at its plant located in Humboldt, Tennessee.

     4. The Fair Market Value of the real property and items of Equipment covered by this Supplement is set forth in the Schedule attached hereto.

     5. Rent for the property covered by this Supplement shall be payable in eighty (80) consecutive quarterly installments in the amount of Five Hundred Twelve Thousand Four Hundred Forty-Five and 28/100 Dollars ($512,445.28) each. The first installment of rent shall be due and payable on the 15th day of March, 2001 and each succeeding installment shall be due and payable on the 15th day of June, September, December and March of each and every year thereafter until all are fully paid (the final installment of rent with respect to the Equipment covered hereby being due and payable on the 15th day of December, 2020.

     6. The term of the Lease of the property covered by this Supplement shall begin with the Commencement Date, specified above, and shall continue until the termination of the Lease.

     7.  Lessee hereby:

         (a) confirms that the items of Project Equipment covered hereby have been inspected by Lessee, have been delivered in good working order and condition, and are of the size, design, capacity and manufacture selected by it and meet the provisions of the purchase orders with respect thereto; and

         (b) irrevocably accepts said items of Project Equipment "as-is, where-is" for all purposes of the Lease as of the Commencement Date set forth above.

     8.  Lessee hereby confirms:

         (a) that no Default or Event of Default under the Lease is in existence as of the Commencement Date set forth above, nor shall any Default or Event of Default occur as a result of the lease by Lessee of the Project Equipment specified herein; and

         (b) that all representations and warranties of Lessee contained in the Lease or in any document or certificate furnished Lessor in connection herewith are tree and correct as of the Commencement Date set forth above with the same force and effect as if made on such date.

     9. All of the terms, provisions and conditions of the Lease are hereby incorporated herein and made a part hereof as if such terms, provisions and conditions were set forth in full in this Supplement. By their execution and delivery of this Supplement, the parties hereto reaffirm all of the terms, provisions and conditions of the Lease.

     IN WITNESS WHEREOF, Lessee has caused this Acceptance Supplement to be duly executed by its duly authorized officer as of the Commencement Date set forth above.

                                        AMERICAN WOODMARK CORPORATION

                                        BY:
                                        GLENN EANES, Treasurer


                                     LESSEE

             ACCEPTED AS OF THE COMMENCEMENT DATE SET FORTH ABOVE:


                                        THE INDUSTRIAL DEVELOPMENT BOARD
                                        OF THE CITY OF HUMBOLDT, TENNESSEE

                                        BY:
                                        ROBERT J. ROOKE, Chairman

ATTEST:

BY:
JIM BLANKENSHIP, Secretary


STATE OF VIRGINIA
City of Winchester

     Personally appeared before me, Brenda Dupont, a Notary Public duly commissioned and qualified in the State and County aforesaid, Glenn Eanes, with whom I am personally acquainted, and who acknowledged that he executed the foregoing instrument for the purposes therein contained and who, being authorized so to do, further acknowledged that he is the Treasurer of AMERICAN WOODMARK CORPORATION, a Virginia corporation ("Maker"), and who executed the foregoing instrument in behalf of the corporation by himself as such Treasurer.

     Witness my hand and seal, at office, in Winchester, Virginia, this the l9th day of December, 2000.

                                        Brenda Dupont
                                        NOTARY PUBLIC

My Commission Expires:
12-31-03



STATE OF TENNESSEE
COUNTY OF GIBSON

     Personally appeared before me, G. Griffin Boyte, a Notary Public in for the State and County aforesaid, duly commissioned and qualified, Robert J. Rooke and Jim Blankenship, with whom I am personally acquainted, and who acknowledged themselves to be Chairman and Secretary, respectively, of THE INDUSTRIAL DEVELOPMENT BOARD OF THE CITY OF HUMBOLDT, TENNESSEE, and being authorized so to do, executed the foregoing instrument for the purposes therein contained in behalf of THE INDUSTRIAL DEVELOPMENT BOARD OF THE CITY OF HUMBOLDT, TENNESSEE, a corporation ("Maker"), by signing the name of the corporation by themselves, as such Chairman and Secretary, respectively.

     Witness my hand and seal, at office, in Gibson County, Tennessee, this the _____ day of December, 2000.



                                        NOTARY PUBLIC

My Commission Expires:

                      THE INDUSTRIAL DEVELOPMENT BOARD OF
                        THE CITY OF HUMBOLDT, TENNESSEE

                      INDUSTRIAL DEVELOPMENT REVENUE NOTE
                          (American Woodmark Project)

     This Note shall be registered as to both principal and interest on the registration books of the Board, and no transfer hereof shall be valid unless made on said books of registration at the request of the registered owner or the owner's duly authorized attorney.

$20,366,888.20                                            Humboldt, Tennessee
                                                          December 15, 2000

     THE INDUSTRIAL DEVELOPMENT BOARD OF THE CITY OF HUMBOLDT, TENNESSEE as Issuer and Maker ("Board"), a public, non-profit corporation organized and existing under the laws of the State of Tennessee, for value received, acknowledges itself indebted and hereby promises to pay, but solely from the sources hereinafter set forth and in the time and manner hereinafter provided, to the order of AMERICAN WOODMARK CORPORATION, a corporation organized and existing under the laws of the State of Virginia, its successors and assigns ("Holder"), the principal sum of Twenty Million Three Hundred Sixty-Six Thousand Three Hundred Sixty-Six and 20/100 Dollars ($20,366,888.20) (or so much thereof as shall have been disbursed) together with interest thereon ("Indebtedness") at the rate hereinafter provided.

     The unpaid principal balance hereof and interest thereon shall be payable in eighty (80) quarterly installments of principal and interest, installment nos. 1 to 79, both inclusive, being in the amount of Five Hundred Twelve Thousand Four Hundred Forty-Five and 28/100 Dollars ($512,445.28) each, the first of said installments being due and payable on the 15th day of March, 2001 ("Payment Date"), and one on the 15th day of each succeeding quarter thereafter, with installment no. 80 being for the entire unpaid principal balance hereof and all accrued interest thereon and, if not sooner paid, being due and payable on the 15th day of December, 2020 ("Final Payment Date").

     Subject to the limitations hereinafter set forth, the disbursed and unpaid principal balances of the Indebtedness hereby evidenced shall bear interest from the date hereof until maturity, at a rate equal to eight percent (8%) per annum.

     In the event Maker shall fail to make any payment obligation due under the provisions of a note known as "Industrial Development Revenue Note (American Woodmark Corporation Project) Series 2000-1", then Payee shall have the right to set off the amounts due Maker under the Lease between the Master Industrial Development Lease between the parties.

     This Note is subject to prepayment at any time without penalty, in whole or in part, at the option of the Board upon the exercise by Lessee (as hereinafter defined) of its option to purchase the Property (as hereinafter defined).

     The principal hereof and the interest thereon are payable in any coin or currency of the United States of America which, on the date of payment, is legal tender for the payment of public and private debts, and the payment of such principal and interest shall be made by check or draft, and mailed or delivered to AMERICAN WOODMARK CORPORATION, 3102 Shawnee Drive, Winchester, Virginia 22601, or at such other place as Holder may designate in writing. Upon payment in full of all principal hereof and interest thereon, or other outstanding fees or charges due and payable hereunder, this Note shall be surrendered to the Board for cancellation.

     This Note is known as "Industrial Development Revenue Note (American Woodmark Corporation Project) Series 2000-1 and is issued by the Board in the principal amount of $20,366,888.20, pursuant to certain resolutions of the Board dated December 13, 2000 ("Resolutions") and is the first in a series of notes authorized pursuant to the Resolutions.

     This Note is issued by Board in connection with construction and equipping of an industrial facility owned by the Board and located in Humboldt, Gibson County, Tennessee ("Real Property"). This Note is secured by (i) a Deed of Trust and Security Agreement ("Deed of Trust"), of even date herewith, of record in the Register's Office of Gibson County, Tennessee, granting to Holder a lien upon the security interest in the Real Property and certain personal property and equipment; and (ii) a Security Agreement ("Security Agreement") of even date herewith granting to Holder a security interest in certain personal property and equipment ("Personal Property") (the "Real Property" and "Personal Property" are collectively referred to as the "Property"). The Property is being leased to AMERICAN WOODMARK CORPORATION pursuant to a Master Industrial Development Lease Agreement ("Lease") of even date herewith between the Board, as Lessor, and AMERICAN WOODMARK CORPORATION, a Virginia corporation, as Lessee ("Lessee"). The Board, as Lessor, has assigned its interest in the Lease to Holder, pursuant to an Assignment of Rents and Lease of even date herewith ("Assignment"). Such Resolutions, Deed of Trust, Security Agreement, Lease, Assignment and all collateral documents associated therewith are referred to herein as the "Note Documents".

     The principal and interest on this Note are subject to acceleration by Holder (i) upon any default in the payment of such principal or interest hereof when due, provided that there shall be no default hereunder if such amounts are paid within ten (10) days of the date of any written notice to the Board that such payments are due and payable, or (ii) upon the occurrence and continuance of any event of default specified in the Note Documents that results in an acceleration of the amounts owed by Lessee under the Lease., if such event of default is not cured within any cure period applicable thereto. In the event there is a default in the payment of rent due under the Lease while this Note remains outstanding, the Board shall be entitled to set off such amount of past-due rent against the installment of principal and/or interest then due under this Note, and if there is no other default under this Note, the default in payment of principal and/or interest shall be deemed to have been cured. Upon acceleration of the Indebtedness, the Board shall immediately pay to the Holder hereof the outstanding principal due hereunder, accrued interest thereon and all expenses incurred by Holder to collect Indebtedness, including reasonable attorney's fees and expenses. Failure of Holder to exercise such right to accelerate, or indulgence granted from time to time, shall in no event be considered a waiver of said right to acceleration or otherwise prevent Holder from exercising said right.

     This Note has been negotiated, issued, sold and delivered in the State of Tennessee, and it is intended that such Note shall be governed by, and construed in accordance with, the laws of said State except to the extent such laws are preempted by federal law.

     Section 67-5-205, Tennessee Code Annotated, as amended, provides that neither the principal nor the interest of any bonds or notes issued by any incorporated town or city, or any agency thereof, shall be taxed by the State of Tennessee or by any county or municipality of said State, and such shall be so stated on the face of this Note.

     All acts, conditions and things required to happen, exist and be performed precedent to the issuance of this Note and execution of the Note Documents, have happened, exist, and have been performed, as so required.

     No recourse shall be had against any incorporator, member, director, officer, employee or agent, past, present or future, of the Board, either directly or through the Board of otherwise, for the payment for or to the Board or any receiver thereof, or for the payment for or to Holder or otherwise, of any sum that may be due and unpaid by the board upon this Note or the Note Documents. Any and all personal liability or every nature, whether at common law or in equity, or by statute, constitution or otherwise, of any such incorporator, member, director, officer, employee or agent, past, present or future, to respond by reason of any act or omission on his or her part or otherwise for, directly or indirectly, the payment for or to the Board or any receiver thereof, or for the payment for or to Holder, or otherwise, of any sum that may remain due and unpaid upon this Note or pursuant to the Note Documents, is hereby expressly waived and released as a condition of and consideration for the execution of the Note Documents, is hereby expressly waived and released as a condition of and consideration for the execution of the Note Documents and the issuance of this Note.

     This Note is issued pursuant to and in full compliance with the Constitution and laws of the State of Tennessee, and particularly Chapter 53, Title 7 of the Tennessee Code Annotated, as amended (the "Act"), and pursuant to further proceedings of the governing body of the Board authorizing among other things, the execution and delivery of the Note Documents. This Note, together with the interest hereon, and all other obligations and amounts payable hereunder, shall not be deemed to constitute a debt or liability or pledge of the faith and credit of the Board, but is a limited obligation of the Board and is payable solely out of the revenues, receipts and other moneys derived from the Lease or from the enforcement of the security provided in the other Note Documents. Neither the incorporators, members, officers, directors, agents or employees, past, present or future, of the Board nor any person executing this Note shall be liable personally on this Note. This Note shall not be a debt of the City of Humboldt or of the County of Gibson or of the State of Tennessee or of any political subdivision thereof and neither the City of Humboldt nor the County of Gibson, nor the State of Tennessee shall be liable hereon nor in any event shall this Note be payable out of any funds or properties other than those received pursuant to the Lease or from the enforcement of the security provided in the other Note Documents. This Note shall not constitute an indebtedness within the meaning of any constitutional or statutory debt limitation or restriction. Reference is hereby made to each of the Note Documents and to all amendments and supplements thereto for a description of the rights, duties and obligations of the Board and the Holder. By acceptance of this Note, the Holder assents to all the provisions of such documents and all amendments and supplements thereto.

     Subject to the provisions of the two immediately preceding paragraphs, in the event it is necessary to enforce the provisions of the Note Documents, or to protect or enforce the security for this Note, through an attorney or by means of legal proceedings, the board shall pay (but only from sources and revenues provided under the Lease) all costs reasonably incurred by Holder in connection therewith, including but not limited to, attorneys' fees and court costs, and such expenses shall be added to, and become a part of, the Indebtedness evidenced by this Note.

     The board, for itself, its legal representatives and assigns, hereby waives demand, presentment for payment, notice of dishonor, protest, notice of protest and diligence in collection and all other notices or demands with respect to this Note or the enforcement hereof, and consents that the time of said payments, or any part thereof, may be extended by Holder and assents to any substitution, exchange or release of collateral permitted by Holder hereof, all without in any way modifying, altering, releasing, affecting or limiting its liability.

     THIS NOTE HAS NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED OR UNDER THE TENNESSEE SECURITIES ACT OF 1980, AS AMENDED.

     This Note may be executed in multiple counterparts, each of which shall be an original, but all of which together shall constitute but one and the same instrument.

     IN WITNESS WHEREOF, THE INDUSTRIAL DEVELOPMENT BOARD OF THE CITY OF HUMBOLDT, TENNESSEE, as Issuer and Maker, has caused this Note to be signed by the signature of its Chairman, and attested by the signature of its Secretary, all as of the date first above written.

                                              THE INDUSTRIAL DEVELOPMENT BOARD
                                              OF THE CITY OF HUMBOLDT, TENNESSEE

                                              BY:
                                              ROBERT J. ROOKE, Chairman

ATTEST:

JIM BLANKENSHIP, Secretary


The undersigned Holder acknowledges the non-recourse nature of this Note.

                                              AMERICAN WOODMARK CORPORATION

                                              BY:
                                              GLENN EANES, Treasurer

This Instrument Prepared By:

WARMATH AND BOYTE                   The maximum principal indebtedness for
P. O. Box 406                       Tennessee recording tax purposes is
Humboldt, TN 38343-0406             $ - non-taxable -.



                     DEED OF TRUST AND SECURITY AGREEMENT

     THIS DEED OF TRUST AND SECURITY AGREEMENT ("Deed of Trust"), made and entered into as of the 15th day of December, 2000, by and between THE INDUSTRIAL DEVELOPMENT BOARD OF THE CITY OF HUMBOLDT, TENNESSEE, a public not-for-profit corporation organized and existing under the laws of the State of Tennessee ("Grantor"), in favor of AMERICAN WOODMARK CORPORATION, TRUSTEE ("Trustee), and AMERICAN WOODMARK CORPORATION, a corporation organized and existing under the laws of the State of Virginia ("Beneficiary"). This instrument secures an obligation incurred for the construction of improvements on real property including the acquisition cost of real property and is a construction mortgage under Section 47-9-313(1)(c) of Tennessee Code Annotated.

                                  WITNESSETH

     That for and in consideration of the sum of Ten Dollars ($10.00), and other good and valuable considerations, the receipt and sufficiency of which are hereby acknowledged, and in order to secure the indebtedness and other obligations of Grantor hereinafter set forth, Grantor does hereby grant, bargain, sell, convey, assign, transfer, pledge and set over unto and in favor of Trustee, and the successors and assigns of Trustee, for the security and benefit of the Beneficiary all of the following described land and interests in land, estates, easements, rights, improvements, fixtures, including replacements and additions thereto (which land, estates, easements, rights, improvements, fixtures, including replacements and additions thereto shall be hereinafter referred to collectively as the "Premises"):

     (a) That certain parcel of land located in the City of Humboldt, Gibson County, Tennessee, more particularly described in Exhibit "A" attached hereto, and by this reference made a part hereof ("Land");

     (b) All buildings, structures, fixtures and improvements of every nature whatsoever now or hereafter situated on the Land, all gas and electric fixtures, radiators, heaters, engines and machinery, boilers, ranges, elevators and motors, plumbing and heating fixtures, carpeting and other floor coverings, air conditioning apparatus and refrigerating plants which are or shall be attached to said buildings, structures or improvements and all other furnishings and fixtures of every kind and nature whatsoever now or hereafter owned by Grantor and located in, on or about, or used or intended to be used with or in connection with the use, operation or enjoyment of the Premises, including all extensions, additions, improvements, betterments, renewals and replacements, substitutions, or proceeds from a permitted sale of any of the foregoing and all building materials and supplies of every kind now or hereafter placed or located on the land (collectively, the "Improvements"), all of which are hereby declared and shall be deemed to be fixtures and accessions to the Land and a part of the Premises as between the parties hereto and all persons claiming by, through or under them, and which shall be deemed to be a portion of the security for the indebtedness herein described and to be secured by this Deed of Trust;

     (c) All easements, rights-of-way, strips and gores of land, vaults, streets, ways, alleys, passages, sewer rights, waters, water courses, water rights and powers, minerals, flowers, shrubs, crops, trees, timber and other emblements now or hereafter located on the Land or under or above the same or any part or parcel thereof, and all state, rights, titles, interests, privileges, liberties, tenements, ereditaments and appurtenances, reversions and remainders whatsoever, in any way belonging, relating or appertaining to the Premises or any part thereof, or which hereafter shall in any way belong, relate or be appurtenant thereto, whether now owned or hereafter acquired by Grantor; and

     (d) All rents, issues, profits, revenues, income and other benefits derived from the Premises from time to time (including, without limitation, all payments under leases or tenancies, proceeds of insurance, condemnation payments, tenant security deposits and escrow funds), and all of the estate, right, title, interest, property, possession, claim and demand whatsoever at law, as well as in equity, of Grantor of, in and to the same, reserving only the right to Grantor to collect the same so long as Grantor is not in default hereunder.

     TO HAVE AND TO HOLD the Premises and all parts, rights and appurtenances thereof, unto Trustee, its successors and assigns, for the security and benefit of the Beneficiary forever; and Grantor covenants that Grantor is lawfully seized and possessed of the Premises and has good and lawful right to convey the same, that the Premises are unencumbered except for the permitted encumbrances set forth in Exhibit "B" attached hereto, and by this reference made a part hereof ("Permitted Encumbrances"), and Grantor does warrant and will forever defend the title thereto against the claims of all persons, except as to the Permitted Encumbrances.

     But this conveyance is made IN TRUST for the following uses and trusts, and for no other purposes, to-wit:

     (a) To secure the payment of an indebtedness for borrowed money, together with interest thereon, due or to become due from Grantor to Beneficiary, which Grantor has obligated itself to pay pursuant to that certain non-recourse Industrial Development Revenue Note (American Woodmark Project) Series 2000-1, in the aggregate principal amount of Twenty Million Three Hundred Sixty-Six Thousand Eight Hundred Eighty-Eight and 20/100 Dollars ($20,366,888.20), of even date herewith, issued by Grantor, as Maker, and payable to the order of Beneficiary, and payable on or before December 15, 2020, as more particularly set forth therein, and any extensions, modifications and/or renewals thereof (all of which are herein sometimes individually and collectively referred to as the "Note"). The Note was issued by Grantor pursuant to and in compliance with the provisions of Tennessee Code Annotated, Title 7, Chapter 53, as amended (the "Act");

     (b) To secure all sums advanced by Beneficiary to Grantor or expended by Beneficiary for Grantor's account or benefit pursuant to the terms of this Deed of Trust or any collateral loan document executed by Grantor in connection with its execution of the Note and the faithful performance of all terms and conditions contained herein or therein; and

     (c) To secure the payment of all court costs, expenses and costs of whatever kind incident to the collection of any indebtedness secured hereby and the enforcement or protection of the lien of this conveyance, including reasonable attorneys' fees.

     Should the indebtedness secured by this Deed of Trust (hereinafter referred to collectively as "Secured Indebtedness") be paid according to the tenor and effect thereof when the same shall become due and payable, and should Grantor perform all covenants herein contained, then this Deed of Trust shall be cancelled and released.

     This instrument covers property, which is or may become so affixed to real property as to become fixtures and also constitutes a fixture filing under
Section 47-9-402 of Tennessee Code Annotated.

     GRANTOR HEREBY FURTHER COVENANTS AND AGREES WITH BENEFICIARY AS FOLLOWS:

                                   ARTICLE I

     1.1 Payment of Indebtedness. Subject to the provisions of Sections 1.2 and 3.11, Grantor shall pay the indebtedness evidenced by the Note according to the tenor thereof and the remainder of the Secured Indebtedness as the same shall become due.

     1.2 Lease of Premises; Option to Purchase. The parties hereby acknowledge that pursuant to that certain Master Industrial Development Lease Agreement of even date herewith by and between Grantor, as Lessor, and Beneficiary, as Lessee ("Lease"), to which this Deed of Trust is expressly subject, Grantor has leased the Premises to Beneficiary. Grantor's obligations to pay the Secured Indebtedness and to otherwise fulfill its obligations under this Deed of Trust shall be limited to and payable solely from the revenues, rents and other moneys (excluding payments made in lieu of taxes pursuant to Article IV of the Lease and excluding payments made pursuant to the indemnities granted under the Lease) received by Grantor pursuant to the Lease, as further set forth in Section 3.11 hereof. Pursuant to the terms of the Lease, Beneficiary has been granted an option to purchase the Premises upon the payment of an aggregate amount equal to the then outstanding indebtedness under the Note, plus certain other amounts as set forth in Article XI of the Lease.

     1.3 Condemnation. If all or any portion of the Premises shall be damaged or taken through condemnation (which term when used in this Deed of Trust shall include any damage or taking by any governmental or quasi-governmental authority and any transfer by private sale in lieu thereof), the entire Secured Indebtedness shall, at the option of Beneficiary, immediately become due and payable. Grantor, immediately upon obtaining knowledge of the institution, or the proposed, contemplated or threatened institution of any action or proceeding for the taking through condemnation of the Premises or any part thereof, will notify Beneficiary. Beneficiary is hereby authorized, at its option, to commence, appear in and prosecute, through counsel selected by Beneficiary, in its own or in Grantor's name, any action or proceeding relating to any condemnation, and to settle or compromise any claim in connection therewith. All such compensation, awards, damages, claims, rights of action and proceeds and the right thereto are hereby assigned by Grantor to Beneficiary. Beneficiary is authorized, at its option, to collect and receive all such compensation, awards or damages and to give proper receipts and acquittances therefor without any obligation to question the amount of any such compensation, award or damages. Grantor agrees to execute such further assignments of any compensation, awards, damages, claims, rights of action and proceeds as Beneficiary may require. If, prior to the receipt by Beneficiary of such award or proceeds, the Premises shall have been sold on foreclosure of this Deed of Trust, or under the power herein granted, Beneficiary shall have the right to receive such award or proceeds to the extent of any unpaid Secured Indebtedness following such sale, with legal interest thereon, whether or not a deficiency judgment in respect of the Secured Indebtedness shall have been sought or recovered, and to the extent of reasonable counsel fees, costs and disbursements incurred by Beneficiary in connection with the collection of such award or proceeds.

     1.4 Leases, Contracts, Etc.

     (b) Pursuant to an Assignment of Rents and Lease ("Assignment") dated the date of this Deed of Trust between Grantor and Beneficiary, Grantor has assigned its interest in the Lease to Beneficiary, as further security for payment of the Secured Indebtedness. As additional collateral and further security for the Secured Indebtedness, Grantor does hereby assign to Beneficiary Grantor's interest in any and all other leases, tenant contracts, rental agreements, franchise agreements, management contracts, construction contracts, and other contracts, licenses and permits now or hereafter affecting the Premises, or any part thereof. Grantor agrees to execute and deliver to Beneficiary such additional instruments, in form and substance satisfactory to Beneficiary, as may be requested by Beneficiary to further evidence and confirm said assignment; provided, however, that acceptance of any such assignment shall not be construed as a consent by Beneficiary to any other lease, tenant contract, rental agreement, franchise agreement, management contract, construction contract, or other contract, license or permit, or to impose upon Beneficiary any obligation with respect thereto. Without first obtaining, on each occasion, the prior written approval of Beneficiary, which approval shall be at the sole discretion of Beneficiary, Grantor shall not cancel or permit the cancellation of any such other lease, tenant contract, rental agreement, franchise agreement, management contract, construction contract, or other contract, license or permit, or modify any of said instruments, or accept, or permit to be made, any prepayment of any installment of rent or fees thereunder (except the usual prepayment of rent which results from the acceptance by a landlord on the first day of each month of the rent for the ensuing month). Grantor shall faithfully keep and perform, or cause to be kept and performed, all of the covenants, conditions and agreements contained in each of said instruments, now or hereafter existing, on the part of Grantor to be kept and performed and shall at all times do all things necessary to compel performance by each other party to said instruments of all obligations, covenants and agreements by such other party to be performed thereunder.

     (b) Grantor shall not execute an assignment (other than the "Assignment") of the rents, issues or profits, or any part thereof, from the Premises unless Beneficiary shall first consent in writing to such assignment and unless such assignment shall expressly provide that it is subordinate to the assignment contained in this Deed of Trust and any assignment executed pursuant hereto.

     1.5 Further Assurances; After-Acquired Property. At any time, and from time to time, upon written request by Beneficiary, Grantor, at Beneficiary's expense, will make, execute and deliver or cause to be made, executed or delivered, to Beneficiary and, where appropriate, cause to be recorded and/or filed and from time to time thereafter to be re-recorded and/or re-filed at such time and in such offices and places as shall be deemed desirable by Beneficiary, any and all such other and further deeds of trust, instruments of further assurance, certificates and other documents as may, in the opinion of Beneficiary, be necessary or desirable in order to effectuate, complete or perfect, or to continue and preserve the obligations of Grantor under the Note and under this Deed of Trust.

     1.6 Limit of Validity. If, from any circumstances whatsoever, fulfillment of any provision of this Deed of Trust or of the Note, at the time performance of such provision shall be due, shall involve transcending the-limit of validity presently prescribed by any applicable usury statute or any other applicable law, with regard to obligations of like character and amount, then, ipso facto, the obligation to be fulfilled shall be reduced to the limit of such validity, so that in no event shall any exaction be possible under this Deed of Trust or under this Note that is in excess of the current limit of such validity, but such obligation shall be fulfilled to the limit of such validity. The provisions of this Section 1.6 shall control every other provision of this Deed of Trust and of the Note.

     1.7 Conveyance of Premises. Except for the interest granted to Lessee pursuant to the Lease, Grantor shall not directly or indirectly encumber, pledge, convey, transfer or assign any or all of its interest in the Premises without the prior written consent of Beneficiary. Subject to the provisions of
Section 3.11 hereof, Beneficiary's consent to such a transfer, if given, shall not release or alter in any manner the liability of Grantor or anyone who has assumed or guaranteed the payment of the Secured Indebtedness or any portion thereof. At the option of Beneficiary, the Secured Indebtedness shall be immediately due and payable in the event that Grantor conveys all or any portion of the Premises or any interest therein, or in the event that Grantor's equitable title thereto or interest therein shall be assigned, transferred or conveyed in any manner, including without limitation, the transfer or conveyance of any interest in Grantor, without obtaining Beneficiary's prior written consent thereto, and any waiver or consent for any prior transfer shall not preclude Beneficiary from declaring the Secured Indebtedness due and payable for any subsequent transfer.

     1.8 Sale by Foreclosure of Prior Encumbrances. In the event that this Deed of Trust shall, now or at any time after the date hereof, be subordinate to any other encumbrances on the Premises other than the Lease, Grantor hereby agrees that the lien of this conveyance shall extend to the entire interest of Grantor in the Premises conveyed hereby, and shall extend to the interest of Grantor in the proceeds from any sale of said Premises, whether by foreclosure of any such prior encumbrance or otherwise, to the extent any such proceeds exceed the amount necessary to satisfy such prior encumbrance(s). Any trustee or other person conducting any such sale or foreclosure is hereby directed to pay such excess proceeds to Beneficiary to the extent necessary to pay the Secured Indebtedness in full, notwithstanding any provision to the contrary contained in any prior encumbrance.

     1.9 Security Agreement. With respect to the apparatus, fittings, fixtures and articles of personal property referred to or described in this Deed of Trust (all of which is hereinafter collectively referred to as "Personal Property"), this Deed of Trust is hereby made and declared to be a security agreement encumbering each and every item of Personal Property, in compliance with the provisions of the Uniform Commercial Code as enacted in the state wherein the Land is situated, and Grantor hereby grants to Beneficiary a security interest in said Personal Property. A financing statement or statements describing said Personal Property shall be executed by Grantor and Beneficiary and appropriately filed. The remedies for any violation of the covenants, terms and conditions of the security agreement contained in this Deed of Trust, or otherwise, in respect of an Event of Default hereunder, shall be (a) as prescribed herein; (ii) as prescribed by general law; or (iii) as prescribed by the specific statutory consequences now or hereafter enacted and specified in said Uniform Commercial code, all at Beneficiary's sole election. Grantor and Beneficiary agree that the filing of such financing statement(s) in the records normally having to do with personal property shall not in any way affect the agreement of Grantor and Beneficiary that everything described or reflected in this Deed of Trust is, and at all times and for all purposes and in all proceedings, both legal or equitable, shall be regarded as part of the real estate conveyed hereby regardless of whether (a) any such item is physically attached to the improvements, (b) serial numbers are used for the better identification of certain items capable of being thus identified in an exhibit to this Deed of Trust, or (c) any such item is referred to or reflected in any such financing statement(s) so filed at any time. Similarly, the mention in any such financing statement(s) of the rights in and to (1) the proceeds of any fire and/or hazard insurance policy, (2) any award in eminent domain proceedings for a taking or for loss of value, or (3) Grantor's interest as Lessor in any present or future lease or rights to income growing out of the use and/or occupancy of the Premises, whether pursuant to Lease or otherwise, shall not in any way alter any of the rights of Beneficiary as determined by this instrument or affect the priority of Beneficiary's security interest granted hereby or by any other recorded document, it being understood and agreed that such mention in such financing statement(s) is solely for the protection of Beneficiary in the event any court shall at any time hold, with respect to the foregoing items (1), (2) or (3), that notice of Beneficiary's priority of interest, to be effective against a particular class of persons, must be filed in the Uniform Commercial Code records.

                                   ARTICLE II

     2.1 Events of Default. The terms "Default", "Event of Default" or "Events of Default", wherever used in this Deed of Trust, shall mean any one or more of the following events:

     (a) Failure by Grantor to pay as and when due and payable any portion of the Secured Indebtedness, if such failure shall continue unremedied for a period of ten (10) days following written notice thereof to the Grantor from the Beneficiary; or

     (b) Failure by Grantor duly to observe or perform any other term, covenant, condition or agreement of this Deed of Trust; or

     (c) Failure by Grantor duly to observe or perform any term, covenant, condition or agreement in any instrument or agreement now or hereafter evidencing, securing or otherwise relating to the Note, this Deed of Trust or the Secured Indebtedness; or

     (d) The occurrence of a default or event of default by Grantor under any instrument or agreement now or hereafter evidencing, securing or otherwise relating to the Note or the secured Indebtedness; or

     (e) The occurrence of a default or event of default by Grantor in its obligations under the Lease; or

     (f) Any representation or warranty of Grantor contained in this Deed of Trust, the Lease or in any other document given by Grantor with respect to the Secured indebtedness, shall prove to be untrue or misleading in any material respect; or

     (g) The filing by Grantor or any endorser or guarantor of the Note of a voluntary petition in bankrupt or Grantor's or any such endorser's or guarantor's adjudication as a bankrupt or insolvent; or the filing by Grantor or any endorser or guarantor of the Note of any petition or answer seeking or acquiescing in any reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief for itself under any present or future federal, state or other law or regulation relating to bankruptcy, insolvency or other relief for debtors; or Grantor's or any such endorser's or guarantor's seeking or consenting to or acquiescing in the appointment of any trustee, receiver or liquidator of Grantor or an such endorser or guarantor, or of all or any substantial part of the premises or of any or all of the rents, issues, profits or revenues thereof, or the making by Grantor or any such endorser or guarantor of any general assignment for the benefit of creditors; or the admission in writing by Grantor or any such endorser or guarantor of its or their inability to pay its or their debts generally as they become due; or the Grantor or any endorser or guarantor shall fail to make any payments in respect of any debt (other than the Secured Indebtedness) when due or within any applicable grace period; or the commission by Grantor of any such endorser or guarantor of an act of bankruptcy; or

     (h) The entry by a court of competent jurisdiction of an order, judgment or decree approving a petition filed against Grantor or any endorser or guarantor of the Note seeking any reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under any present or future federal, state or other law or regulation relating to bankruptcy, insolvency or other relief for debtors or the appointment of any trustee, receiver or liquidator of Grantor or any endorser or guarantor of the Note, or of all or any substantial part of the Premises or of any or all of the rents, issues, profits or revenues thereof without the consent or acquiescence of Grantor or any endorser or guarantor of the Note, as the case may be; or

     (i) Any event occurs under any instrument, deed or agreement given or made by Grantor to or with any third party, which would authorize the acceleration of an indebtedness to such third party and which, in Beneficiary's reasonable opinion, would materially adversely affect the financial condition of Grantor or any endorser or guarantor of the Note; or

     (j) The Premises are subject to actual or threatened waste, or any part thereof is removed, demolished or altered by any person or entity other than Beneficiary as lessee under the Lease without the prior written consent of Beneficiary; or

     (k) Any claim of priority to this Deed of Trust, by title, lien or otherwise is asserted in any legal or equitable proceeding other than the Permitted Encumbrances or transfer consented to by Beneficiary pursuant to
Section 1.7 hereof; or

     (l) Grantor or any endorser or guarantor of the Note (if a corporation) is liquidated or dissolved or its charter expires or is revoked; or Grantor or any endorser or guarantor of the Note (if a partnership or business association) is dissolved or partitioned; or Grantor or endorser or guarantor of the Note (if a Trust) is terminated or expires, or Grantor or endorser or guarantor of the Note (if an individual) dies; or

     (m) The occurrence of a default or an event of default by Beneficiary under the Lease resulting in an acceleration of the amounts owing under the Lease.

     Notwithstanding the provisions of subparagraphs (b) through (m) hereof, any default thereunder shall not be a default or Event of Default hereunder, unless Grantor shall have first received notice of such default from Beneficiary and such default shall not have been cured to the satisfaction of Beneficiary within thirty (30) days of the date of such notice, provided, however, if a default (other than a default under subparagraph (a) above) is not susceptible of being cured within the said thirty (30) day period, it shall not be a default hereunder as long as Grantor commences to cure within the thirty (30) day period and continues to process the cure with reasonable diligence.

     2.2 Acceleration of Maturity. If an Event of Default shall have occurred and be continuing, then the entire Secured Indebtedness shall, at the option of Beneficiary, immediately become due and payable without notice or demand, time being of the essence of this Deed of Trust, and no omission on the party of Beneficiary to exercise such option when entitled to do so shall be construed as a waiver of such right.

     2.3 Right to Enter and Take Possession.

     (a) If an Event of Default shall have occurred and be continuing, Grantor, upon demand of Beneficiary, shall forthwith surrender to Beneficiary the actual possession of the Premises and to the extent permitted by law, Beneficiary itself, or by such officers or agents as it may appoint, may enter and take possession of all or any part of the Premises without the appointment of a receiver or an application therefor, and may exclude Grantor and its agents and employees wholly therefrom, and have joint access with Grantor to the books, papers and accounts of Grantor.

     (b) If Grantor shall, for any reason, fail to surrender of deliver the Premises or any part thereof after such demand by Beneficiary, Beneficiary may obtain a judgment or decree conferring upon Beneficiary the right to immediate possession or requiring Grantor ro deliver immediate possession of the Premises to Beneficiary, and Grantor hereby specifically consents to the entry of such judgment or decree. Subject to the limitations set forth in Sections 1.2 and
3.11 hereof, Grantor will pay to Beneficiary, upon demand, all expenses of obtaining such judgment or decree, including reasonable compensation to Beneficiary, its attorneys and agents, and all such expenses and compensation shall, until paid, become part of the Secured Indebtedness and shall be secured by this Deed of Trust.

     (c) Upon every such entering upon or taking of possession, Beneficiary may hold, store, use, operate, manage and control the Premises and conduct the business thereof, and from time to time (i) make all necessary and proper maintenance, repairs, renewals, replacements, additions, betterments and improvements thereto and thereon and purchase or otherwise acquire additional fixtures, personalty and other property; (ii) insure the Premises; (iii) manage and operate the Premises and exercise all of the rights and powers of Grantor to the same; and (iv) enter into any and all agreements with respect to the exercise by others of any of the powers herein granted to Beneficiary, all as Beneficiary from time to time may determine to be in its best interest. Beneficiary may collect and receive all the rents, issues, profits and revenues from the Premises, including those past due as well as those accruing thereafter, and, after deduction (aa) all expenses of taking, holding, managing and operating the Premises (including reasonable compensation for the services of all persons employed for such purposes); (bb) the cost of all such maintenance, repairs, renewals, replacements, additions, betterments, improvements, purchases and acquisitions; (cc) the cost of such insurance; (dd) such taxes, assessments and other similar charges that may become due and payable as Beneficiary may at its option pay; (ee) other proper charges upon the Premises or any part thereof; and (ff) the reasonable compensation, expenses and disbursements of the attorneys and agents of Beneficiary, Beneficiary shall apply the remainder of the monies and proceeds so received by Beneficiary, first, to the payment of accrued interest on the Secured Indebtedness; second, to the payment of other sums required to be paid hereunder; and third, to the payment of overdue installments of principal on the Secured Indebtedness. Anything in this Section 2.3 to the contrary notwithstanding, Grantor shall receive full credit against the Secured Indebtedness for all amounts received by Beneficiary as rent under the Lease.

     (d) Whenever all such interest, deposits and principal installments and other sums due under any of the terms, covenants, conditions and agreements of this Deed of Trust shall have been paid and all Events of Default shall have been cured, Beneficiary shall surrender possession of the Premises to Grantor, its successors or assigns. The same right of taking possession, however, shall exist if any subsequent Event of Default shall occur and be continuing.

     2.4 Performance by Beneficiary. If Grantor shall default in the payment, performance or observance of any term, covenant or condition of this Deed of Trust, Beneficiary may, at its option, pay, perform or observe the same, and all payments made or costs or expenses incurred by Beneficiary in connection therewith, with interest thereon at the interest rate provided in the Note, shall be secured hereby and shall be, without demand, immediately repaid (subject to the limitations set forth in Sections 1.2 and 3.11) by Grantor to Beneficiary. Beneficiary shall be the sole judge of the necessity of any such actions and of the amounts to be paid. Beneficiary is hereby empowered to enter and to authorize others to enter upon the Premises, or any part thereof, for the purpose of performing or observing any such defaulted term, covenant or condition without thereby becoming liable to Grantor or any person in possession holding under Grantor.

     2.5 Receiver. If an Event of Default shall have occurred and be continuing, Beneficiary, upon application to a court of competent jurisdiction, shall be entitled as a matter of strict right, without notice and without regard to the occupancy or value of any security for the secured Indebtedness or the solvency of any party bound for its payment, to the appointment of a receiver to take possession of and to operate the Premises and to collect and apply the rents, issues, profits and revenues thereof. The receiver shall have all of the rights and powers permitted under the laws of the state wherein the Land is situated. Subject to the limitations set forth in Sections 1.2 and 3.11 hereof, Grantor will pay unto Beneficiary, upon demand, all expenses, including receiver's fees, attorneys' fees, costs and agent's compensation, incurred pursuant to the provisions of this Section 2.5, and any such amounts paid by Grantor shall be added to the Secured Indebtedness and shall be secured by this Deed of Trust.

     2.6  Enforcement.

     (a) If any Event of Default shall have occurred and be continuing, Trustee, or the agent or successor of Trustee, at the request of Beneficiary, shall sell all or any part of the Premises at one or more public sales before the door of the courthouse of the county in which the Land or any part of the Land is situated. Such sale shall be to the highest bidder for cash (or credit upon the Secured Indebtedness if Beneficiary is the successful bidder), and in bar of the right of redemption (statutory or otherwise), the equity of redemption, homestead, dower, elective or distributing share, any right of appraisement or valuation and all other rights and exemptions of every kind, all of which are hereby expressly waived by Grantor. The proceeds of such sale shall be used to pay the Secured Indebtedness and all expenses of sale and of all proceedings in connection therewith, including reasonable attorneys' fees, as set forth more fully in section 2.8. The sale shall take place only after the time, place and terms of sale have been advertised at least three (3) different times in a newspaper with a general circulation in the county in which the Land is located, the first of which publications shall be at least twenty-one (21) days previous to said sale. At any such public sale, Beneficiary may execute and deliver to the purchaser a conveyance of the Premises, or any part of the Premises, in fee simple. In the event of any sale under this Deed of Trust by virtue of the exercise of the powers herein granted, or pursuant to any order in any judicial proceedings or otherwise, the Premises may be sold as an entirety or in separate parcels and in such manner or order as Beneficiary, in its sole discretion, may elect, and if Beneficiary so elects, Trustee or Beneficiary may sell any and all Personal Property, at one or more separate sales in any manner permitted by the Uniform Commercial Code of the state in which the Land is located, and one or more exercises of the powers herein granted shall not extinguish or exhaust such powers until the entire Premises are sold or the Secured Indebtedness is paid in full. If the Secured Indebtedness is now or hereafter further secured by any chattel mortgages, pledges, contracts of guaranty, assignments of lease or other security instruments, Beneficiary, at its option, may exhaust the remedies granted under any of said security instruments or this Deed of Trust either concurrently or independently, and in such order as Beneficiary may determine.

     Said sale may be adjourned by the Trustee, or its agent or successors, and reset at a later date without additional publication, provided that an announcement to that effect is made at the scheduled place of sale at the time and on the date the sale is originally set.

     (b) If an Event of Default shall have occurred and be continuing, Beneficiary may, in addition to and not in abrogation of the rights covered under subparagraph (a) of this section 2.6, either with or without entry or taking possession as herein provided or otherwise, proceed by a suit or suits in law or in equity or by any other appropriate proceeding or remedy (i) to enforce payment of the Note or the performance of any term, covenant, condition or agreement of this Deed of Trust or any other right, and (ii) to pursue any other remedy available to it, all as Beneficiary in its sole discretion shall elect.

     2.7 Purchase by Beneficiary. Upon any foreclosure sale or sale of all or any portion of the Premises under the power herein granted, Beneficiary may bid for and purchase the Premises and shall be entitled to apply all or any part of the Secured Indebtedness as a credit to the purchase price.

     2.8 Application of Proceeds of Sale. In the event of a foreclosure or other sale of all or any portion of the Premises, the proceeds of said sale shall be applied, first, to the reasonable expenses of such sale and of all proceedings in connection therewith, including reasonable fees of the attorney and trustee (and attorney and trustee fees and expenses shall become absolutely due and payable whenever foreclosure is commenced); thence to insurance premiums, liens, assessments, taxes and charges including utility charges advanced by Beneficiary, and interest thereon; thence to payment of the Secured Indebtedness plus accrued interest thereon, in such order of priority as Beneficiary shall determine, in its sole discretion; and finally, the remainder, if any, shall be paid to Grantor, or to the person or entity lawfully entitled thereto.

     2.9 Grantor as Tenant Holding Over. In the event of any such foreclosure sale or sale under the powers herein granted, Grantor (if Grantor shall remain in possession) shall be deemed a tenant holding over and shall forthwith deliver possession to the purchaser or purchasers at such sale or be summarily dispossessed according to the provisions of law applicable to tenants holding over.

     2.10 Waiver of Appraisement, Valuation, Etc. Grantor agrees, to the full extent permitted by law, that in case of a default on the part of Grantor hereunder, neither Grantor nor anyone claiming through or under Grantor, will set up, claim or seek to take advantage of any appraisement, valuation, stay, extension, homestead, exemption or redemption laws now or hereafter in force, in order to prevent or hinder the enforcement or foreclosure of this Deed of Trust, or the absolute sale of the Premises, or the delivery of possession thereof immediately after such sale to the purchaser at such sale. Grantor, for itself and all who may at any time claim through or under it, hereby waives, to the full extent that it may lawfully so do, the benefit of all such laws, and any and all right to have the assets subject to the security interest of this Deed of Trust marshaled upon any foreclosure or sale under the power herein granted.

     2.11 Leases. Beneficiary, at its option, is authorized to foreclose this Deed of Trust subject to the rights of any tenants of the Premises, and the failure to make any such tenants parties to any such foreclosure proceedings and to foreclose their rights will not be, nor be asserted to be by Grantor, a defense to any proceeding instituted by Beneficiary to collect the sums secured hereby.

     2.12 Discontinuance of Proceedings. In case Beneficiary shall have proceeded to enforce any right, power or remedy under this Deed of Trust by foreclosure, entry or otherwise, and such proceedings shall have been discontinued or abandoned for any reason, or shall have been determined adversely to Beneficiary, then in every such case, Grantor, Trustee and Beneficiary shall be restored to their former positions and rights hereunder, and all rights, powers and remedies of Beneficiary shall continue as if no such proceeding had occurred.

     2.13 Remedies Cumulative. No right, power or remedy conferred upon or reserved to Beneficiary by this Deed of Trust is intended to be exclusive of any other right, power or remedy, but each and every such right, power and remedy shall be cumulative and concurrent and shall be in addition to any other right, power and remedy given hereunder ot now or hereafter existing at law, in equity or by statute.

     2.l4 Waiver.

     No delay or omission by Beneficiary or by any holder of the Note to exercise any right, power or remedy accruing upon any default shall exhaust or impair any such right, power or remedy or shall be construed to be a waiver of any such default, or acquiescence therein, and every right, power and remedy given by this Deed of Trust to Beneficiary may be exercised from time to time and as often as may be deemed expedient by Beneficiary.

No consent or waiver expressed or implied by Beneficiary to or of any breach or default by Grantor in the performance of the obligations of Grantor hereunder shall be deemed or construed to be a consent to, or waiver, of any other breach or default in the performance of the same or any other obligations of Grantor hereunder shall be deemed or construed to be a consent to, ot waiver, of any other breach of default in the performance of the same or any other obligations of Grantor hereunder. Failure on the party of Beneficiary to complain of any act or failure to act or failure to declare an Event of Default, irrespective of how long such failure continues, shall not constitute a waiver by Beneficiary of its rights hereunder or impair any rights, powers or remedies of Beneficiary hereunder.

     (b) No acts or omission by Trustee or Beneficiary shall release, discharge, modify, change or otherwise affect the original liability under the Note or this deed of Trust or any other obligation of Grantor or any subsequent purchaser of the Premises or any part there, or any maker, cosigner, endorser, surety or guarantor, nor preclude Trustee and/or Beneficiary from exercising any right, power or privilege herein granted or intended to be granted in the event of any default then existing or of any subsequent default, nor alter the lien of this Deed of Trust, except as expressly provided in an instrument or instruments executed by Beneficiary. Without limiting the generality of the foregoing, Beneficiary may (i) grant forbearance or an extension of time for the payment of all or any portion of the Secured Indebtedness; (ii) take other or additional security for the payment of any of the Secured Indebtedness; (iii) waive or fail to exercise any right granted herein or in the Note; (iv) release any part of the Premises from the security interest or lien of this Deed of Trust or otherwise change any of the terms, covenants, conditions or agreements of the Note or this Deed of Trust;
(v) consent to the filing of any map, plat or re-plat affecting the Premises;
(vi) consent to the granting of any easement or other right affecting the Premises; (vii) take or omit to take any action whatsoever with respect to the Note, this Deed of Trust, the Premises or any document or instrument now or hereafter evidencing, securing or in any way related to the Secured indebtedness, all without releasing, discharging, modifying, changing or affecting any such liability, or precluding Beneficiary from exercising any such right, power or privilege or affecting the lien of this Deed of Trust. In the event of the sale or transfer by operation of law or otherwise of all or any part of the Premises, Beneficiary, without notice, is hereby authorized and empowered to deal with any such vendee or transferee with reference to the Premises or the Secured Indebtedness, or with reference to any of the terms, covenants, conditions or agreements hereof, as fully and to the same extent as it might deal with the original parties hereto and without in any way releasing or discharging any liabilities, obligations or undertakings.

     2.15 Suits to Protect the Premises. Beneficiary shall have power to institute and maintain such suits and proceedings as it may deem expedient (a) to prevent any impairment of the Premises by an acts which may be unlawful or constitute a default under this Deed of Trust; (b) to preserve or protect its interest in the Premises and in the rents, issues, profits and revenues arising therefrom; and (c) to restrain the enforcement of or compliance with any legislation or other governmental enactment, rule or order that may be unconstitutional or otherwise invalid, if the enforcement of or compliance with such enactment, rule or order would impair the security hereunder or be prejudicial to the interest of Beneficiary.

     2.16 Proofs of Claim. In the case of any receivership, insolvency, bankruptcy, reorganization, arrangement, adjustment, composition or other proceedings affecting Grantor, its creditors or its property, Beneficiary, to the extent permitted by law, shall be entitled to file such proofs of claim and other documents as may be necessary or advisable in order to have the claims of Beneficiary allowed in such proceedings for the entire amount due and payable by Grantor under this Deed of Trust at the date of the institution of such proceedings and for any additional amount which may become due and payable by Grantor hereunder after such date.

                                  ARTICLE III

     3.1 Successors and Assigns; Successor Trustee. This Deed of Trust shall inure to the benefit of and be binding upon Grantor, Trustee and Beneficiary and their respective heirs, executors, legal representatives, successors, successors-in-title and assigns. Whenever a reference is made in this Deed of Trust to Grantor, Trustee or Beneficiary, such reference shall be deemed to include a reference to the heirs executors, legal representatives, successors, successors-in-title and assigns of Grantor, Trustee or Beneficiary, as the case may be. In the event of the death, absence, inability or refusal to act of Trustee, or for any other reason, Beneficiary at any time and from time to time shall have the right to name and appoint, by instrument in writing recorded in the appropriate records in the office(s) in which this Deed of Trust is recorded, a successor to execute this trust, who shall be vested with all of the right, title, estate, powers privileges and duties of the above-named Trustee without the necessity of any conveyance from the above named Trustee or any successor.

     3.2 Terminology. All personal pronouns used in this Deed of Trust, whether used in the masculine, feminine or neuter gender, shall include all other genders; the singular shall include the plural, and vice versa. Titles and Articles are for convenience only and neither limit not amplify the provisions of this Deed of Trust, and all references herein to Articles, sections or subparagraphs shall refer to the corresponding Articles, Sections or subparagraphs of this Deed of Trust unless specific reference is made to Articles, Sections or subparagraphs of another document or instrument.

     3.3 Joint and Several Liability. If Grantor is more than one party, such terms as used herein shall refer always to such parties jointly and severally.

     3.4 Severability. If any provisions of this Deed of Trust or the application thereof to any person or circumstance shall be invalid or unenforceable to any extent, the remainder of this Deed of Trust and the application of such provisions to other persons or circumstances shall not be affected thereby and shall be enforced to the greatest extent permitted by law.

     3.5 Applicable Law. This deed of Trust shall be interpreted construed and enforced according to the laws of the state wherein the Land is situated.

     3.6 Notices. Any and all notices, elections or demands permitted or required to be made under this Deed of Trust shall be in in writing signed by the party giving such notice, election or demand, and shall be delivered personally, by telecopy, telex or facsimile (promptly confirmed by registered or certified mail), by overnight courier or sent by registered or certified mail, to the other party at the address set forth below, or at such other address as may hereafter be supplied in writing. The date of personal delivery or the date of mailing, as the case may be, shall be the date of such notice, election or demand. For the purposes of this Deed of Trust:

The address of Grantor is:              The Industrial Development Board of
                                        the City of Humboldt, Tennessee
                                        1200 Main Street
                                        Humboldt, TN 38343


The address of Beneficiary is:          American Woodmark Corporation
                                        3102 Shawnee Drive
                                        Winchester, VA 22601

     3.7 Replacement of Note. Upon receipt of the evidence reasonably satisfactory to Grantor of the loss, theft, destruction or mutilation of the Note, and in the case of any such loss, theft or destruction, upon delivery of an indemnity agreement reasonably satisfactory to Grantor or, in the case of any such mutilation, upon surrender and cancellation of the Note, Grantor, at Beneficiary's expense, will execute and deliver, in lieu thereof, a replacement note, identical in form and substance to the Note and dated as of the date of the Note, and upon such execution and delivery all references in this Deed of Trust to the Note shall be deemed to refer to such replacement note.

     3.8 Assignment. This Deed of Trust is assignable by Beneficiary only with the written consent of Grantor, which consent may be granted or withheld in Grantor's sole discretion. Any assignment hereof by Beneficiary shall operate to vest in the assignee all rights and powers herein conferred upon and granted to Beneficiary.

     3.9 Time of the Essence. Time is of the essence with respect to each and every covenant, agreement and obligation of Grantor under this Deed of Trust, the Note and any and all other instruments now or hereafter evidencing, securing or otherwise relating to the Secured Indebtedness.

     3.10 Extensions, Etc. Grantor and Beneficiary may agree to extend the time for payment of all or any part of the Secured Indebtedness, or reduce, rearrange or otherwise modify the terms of payment thereof, or accept a renewal note or notes therefor, all without notice to or the consent of any junior lienholder or any other person having an interest in the Premises subordinate to the lien of this Deed of Trust, and without the consent of Grantor if Grantor no longer holds title to the Premises. No such extension, reduction, modification or renewal shall affect the priority of this Deed of Trust or impair the security hereof in any manner whatsoever, or release, discharge or otherwise affect in any manner the personal liability of Grantor to Beneficiary or the liability of any other person now or hereafter liable for payment of the Secured Indebtedness or any part thereof.

     3.11 Indemnity and Non-Recourse.

     (a) The Note is issued pursuant to and in full compliance with the Constitution and laws of the State of Tennessee, and particularly the Act and pursuant to further proceedings of the governing body of the Grantor authorizing among other things, the execution and delivery of this Deed of Trust. The Note, together with the interest thereon, and all other obligations and amounts payable hereunder, shall not be deemed to constitute a debt or liability or pledge of the faith and credit of the Grantor, but is a limited obligation of the Grantor and is payable solely out of the revenues, receipts and other moneys derived from the Lease or from the enforcement of the security provided in this Deed of Trust. Neither the incorporators, members, directors, officers, employees, agents or counsel, past, present or future, of the Grantor nor any person executing this Deed of Trust shall be liable personally on this Deed of Trust by reason of the issuance hereof. The Note shall not be a debt of the City of Humboldt, nor the County of Gibson, nor the State of Tennessee, nor shall they be liable hereon not in any event shall the Note be payable out of any funds or properties other than those received pursuant to the Lease, and neither the Note nor this Deed of Trust shall constitute an indebtedness within the meaning of any constitutional or statutory debt limitation or restriction.

     (b) Notwithstanding any provision in this Deed of Trust to the contrary, no recourse shall be had against Grantor, nor against any incorporator, member, director, officer, employee, counsel or agent of the Grantor, past, present or future, either directly or through the Grantor or otherwise, for the payment of any sum that may be due and unpaid - to Beneficiary under this Deed of Trust, the Note, or any other instrument evidencing Qr securing the indebtedness secured by this Deed of Trust (collectively, the "Loan Documents"). Any and all personal liability of every nature, whether at common law or in equity, or by statute, constitution, or otherwise, of the Grantor or any such incorporator, member, director, officer, or counsel of the Grantor, as such, to respond by reason of any act or omission on his or her part, or otherwise, for, directly or indirectly, the payment or performance under any Loan Documents, is hereby expressly waived and released as a condition of, and in consideration for, the execution of the Loan Documents by the Grantor.

     IN WITNESS WHEREOF, Grantor has executed this Deed of Trust, or has caused this Deed of Trust to be executed, as of the day and year first above written.

                                             THE INDUSTRIAL DEVELOPMENT BOARD OF
                                             THE CITY OF HUMBOLDT, TENNESSEE

                                             BY:
                                             ROBERT J. ROOKE, Chairman

ATTEST:

JIM BLANKENSHIP, Secretary



STATE OF TENNESSEE

COUNTY OF GIBSON

     Before me, G. Griffin Boyte, a Notary Public in and for the State and County aforesaid, personally appeared Robert J. Rooke and Jim Blankenship, with whom I am personally acquainted, and who, upon oath, acknowledged themselves to be Chairman and Secretary, respectively, of THE INDUSTRIAL DEVELOPMENT BOARD OF THE CITY OF HUMBOLDT, TENNESSEE, the within named bargainor, a corporation, and that they, being-authorized so to do, acknowledged that they executed the foregoing instrument for the purposes therein contained, by signing the name of the corporation by themselves, as such Chairman and Secretary, respectively.

     Witness my hand and seal, at office, on this the 13th day of December, 2000.


                                             NOTARY PUBLIC


My Commission Expires:
9-20-03

                                                                     EXHIBIT "A"

                           PROPERTY DESCRIPTION FOR
                         AMERICAN WOODMARK CORPORATION
                              HUMBOLDT, TENNESSEE

BEING part of a larger tract of land belonging to the City of Humboldt, Tennessee, as recorded in Deed Book 289, page 775 in the Register's Office of Gibson County, Tennessee, which property is lying and being situate in the Third
(3rd) Civil District of Gibson County, Tennessee, within the corporate limits of the City of Humboldt, and being more particularly described as follows, to-wit:

BEGINNING at an iron pin set at the Northwest corner of State of Tennessee property and the East line of Reasons Family Limited Partnership; thence with the North line of Reasons Family Limited Partnership, North 60 degrees 25 minutes 00 seconds West 46.25 feet to an iron pin set at the westernmost Southwest comer of the herein described tract; thence on new lines through and with an iron pin set at the end of each, the following calls: North 00 degrees 55 minutes 59 seconds West 662.97 feet; South 89 degrees 37 minutes 00 seconds East 1582.59 feet; South 00 degrees 23 minutes 00 seconds West 595.02 feet to an iron pin found in the State of Tennessee property; thence with lines of State of Tennessee the following calls: South 43 degrees 19 minutes 07 seconds West
150.00 feet to an iron pin found; North 88 degrees 50 minutes 00 seconds West 1424.93 feet to the point of beginning, and containing 25.00 acres.

BEING that same property conveyed to The Industrial Development Board of the City of Humboldt, Tennessee, by The City of Humboldt, Tennessee, by Deed dated March 28, 2000, and being of record in Official Record Book Volume 606, page 81 in the Register's Office of Gibson County, Tennessee.


                                                                     EXHIBIT "B"

AMERICAN WOODMARK CORPORATION
Industrial Development Lease Agreement
Asset Listing
December 15, 2000

Real Estate
      BUILDING 218500 SQ. FT.

Total Real Estate
      IMA EI]GEBANDER                             13318
      FRIULMAC IDRAMAT E BORING MACHINE           2890
      TORGEGGE DET TENONOR                        47
      CREATIVE CONVEYOR 19 SECTIONS 30 FT         11009
      CREATIVE LOAD TRANSFER INFEED               11008
      CREATIVE LOAD TRANSFER OUTFEED              11008
      SCHELLING AS-SAW                            154077
      SCHELLING FL CROSS CUT SAW                  211222
      DELMAR UP LINE                              29000
      IMA POINT TO POINT                          20337
      IMA POINT TO POINT                          20338
      BIESSE POLYMAC S 89 EDGEBANDER              94008
      BIESSE POLYMAC SP 90 HAND TRIMMER           94009
      ORLON PKG WRAPPER (3)                       2000-0510480
      SIGNODE BANDER (3)                          9938
      A FRAME HOIST/CRANE/TROLLY SET DET
      CATWALKS AND STACKER STAND (3)
      DET A FRAME ROLLING RACKS (3)
      BUCKLEY APPLICATOR CORES (20)
      BUCKLEY APPLICATOR ROLL W/EPDM (2)
      BUCKLEY BASECOAT #1 UC31B                   579
      BUCKLEY BASECOAT #2 DC33B (2)               583
      BUCKLEY METERING ROLLS CHROME (3)
      BUCKLEY PRINTER OFFSET ROLL CORES
      BUCKLEY REVERSE ROLL CORE (1)
      BUCKLEY REVERSE ROLL W/EPDM (1)
      BUCKLEY TIECOAT #1 DC33B (2)                584
      BUCKLEY TIECOAT #2 UC31B (2)                578
      BUCKLEY TRIPLE HEAD PRINTER P6G3 (2)        588
      BUCKLEY UV FILL MACHINE #1 PR32B (2)        580
      CERAMCO CERAMIC REVERSE ROLLS (3)
      CREATIVE PRINT LINE MATERIAL
      CREATIVE FEEDER                             10990600
      CREATIVE STACKER A BIN                      10993600
      CREATIVE STACKER B B1N                      10994600

AMERICAN WOODMARK CORPORATION
Industrial Development Lease Agreement
Asset Listing
December 15, 2000

     CREATIVE BUNDLE TURNOVER                            10996600
     JANTEC PTM 18678-90 BELT CURVE (2)                  3104-1
     JANTEC TV FR 10X78 STRAIGHT BELT                    3104-3
     FUSION DRS510 UV OVEN (2)                           SC61252DRS3
     FUSION DRS520 UV OVEN                               SC61252DRS2
     FUSION DRS530 UV OVEN                               SC1252DRS1
     FUSION DUCTWORK (GARDNER)
     HESSEMAN SINGLE HEAD SANDER LSM8                    200004291
     HESSEMAN TRIPLE HEAD SANDER LSM8                    200004292
     HIS 1/2 TON HOIST/CRANE/TROLLY SET (7)              618-1
     KOCH 20' PREHEAT OVEN #1-PH107-C (2)                9105011
     KOCH 20' DRYING OVEN #1 - PH208T-41 (2)             9105013
     KOCH 30' DRYING OVEN #3 - BC1O8-T (2)               9105015
     KOCH 10' DRYING OVEN #5 - PD106C-4                  9105017
     PRINT CYLINDER STORAGE STAND
     PRINTLINE INSPECTOR STAND
     CIRCULAR WATER FOUNTAIN 54"
     CONVECTION OVEN
     CHERRY CYLINDER SETS (2)                            47745-56
     OAK CYLINDER SET (2)                                47757-62
     HICKORY CYLINDER SET (2)                            47763-68
     DRUM COVERS (8) PSI-123 BW1 55 GA
     DRUM COVERS (7) PSI-123 L 55 GA
     DRUM COVERS (11) PSI-123 HYD 55 GA
     HYDRALIC AGITATING SYSTEM FOR PAINT
     CARTS FOR 55 GA DRUMS (23)
     RACK FOR TOTE TANKS
     HONEYWELL ALARM SYSTEM
     CRESSWOOD GRINDER                                   1350200
     CRESSWOOD MANUAL MAGNETIC
     INGERSOLL-RAND DRX1OOO AIR DRYER                    00CDXRA1577
     INGERSOLL-RAND EP125 COMPRESSOR                     F37334U00091
     INGERSOLL-RAND 680 GALLON TANK
     THERMA TP54 OIL/WATER SEPERATOR                     914S1-01
     DUST COLLECTION SYSTEM 3 TRUNK
     EMPLOYEE PAVILION
     SCRAP CONVEYOR SYSTEM 210'X 24" BELT
     CHIP REMOVAL CONVEY/SCREW/CANOPY
     TEREX MODEL TS26 PERSONNEL LIFT
     TEREX MODEL TS20 PERSONNEL LIFT
     TENNANT SWEEPER MODEL 3640
     TOYATO 10000 LB FORKLIFT (2)

AMERICAN WOODMARK CORPORATION
Industrial Development Lease Agreement
Asset Listing
December 15, 2000

     TOYATO 5000 LB FORKLIFT (2)
     TOYATO 5000 LB FORKLIFT PNEUMATICS
     CAPACITY 1989 YARD TRACTOR                        5688
     VOLLMER BLADE SHARPNER                            3403
     VOLLMER BLADE SHARPNER                            3400
     AMERICAN SCISSOR LIFT 24X48 (8)
     AMERICAN SCISSOR LIFT 24X66 (6)
     AMERICAN SCISSOR LIFT 24X72 (6)
     AMERICAN SCISSOR LIFT 48X96 (2)
     HYTROL 47" X 780' CONVEYOR 3" SPACING
     HYTROL 37" X 660' CONVEYOR 3" SPACING
     NORTELL PHONE AND PAGING SYSTEM
     COMPUTER WIRING AND HUB SYSTEM
     EMPLOYEE & TRAILER PARKING
     CREATIVE 20'X 50' PRESTAGE LOAD                   11000
     CREATIVE 10'X 50' LOAD TO FEED                    11000
     CREATIVE SERIES 2000 FEEDER                       SF321
     CREATIVE DET INFEED CONVEYOR                      CV321
     CREATIVE DET TO EB CONVEYOR 22'X 7'               11001
     CREATIVE NOTCHING SAW                             11004
     CREATIVE NOTCH TO SPLITTER                        11005
     CREATIVE STACKING SYSTEM                          11006
     CREATIVE ELECTRICAL SYSTEM                        11007
     TORWEGGE H632 DET FOR RETURN LINE                 46
     NOTTMEYER RETURN LINE DRILL                       21037
     IMA COMPACT U3212 SS EDGEBANDER                   6620
     COMBIMA RETURN LINE EDGE BANDER                   13319
     IMA SPLITTER                                      12089
     M. CONTI MEASURING TABLE                          50400
     BIESSE POLYMAC F39 HAND DRILL                     71449
     OFFICE FURNITURE GROUP
     STORAGE CABINETS & SHELVING
     RICOH COPIER/FAX COMBINATION                      A7690810849
     COMPUTER HUB, ADTRAN, PTCH PNLS &
     MAINT PARTS ROOM RACKING
     TRANSFER CARTS (5)
     FINZER ROLLERS (36)
     DUST COLLECTOR CONCRETE PAD
     LANDSCAPING FRONT OFFICE AREA
     LYNX INDICATOR W/BENCH SCALE
     TABLES & SHOWER STATION
     12" Bench Grinder

AMERICAN WOODMARK CORPORATION
Industrial Development Lease Agreement
Asset Listing
December 15, 2000

     Vertical Bank Saw
     Horizontal Sand Saw
     Rigid #300
     Drill Press
     Horizontal Milling Machine
     Table Feed Boring Kit
     Jet Lathe
     Acurite Digital Readout
     Bobcat Welder
     Dialarc 250 AC/DC Welder
     Intoxllizer
     Dake 25 Ton Hydraulic Press
     Toyota Standup Electric Paintroom Lift
     PMC Maintenance Software
     Control Corp. PLC Software
     Kronos Software
     Kitchenette
     Fire Extingushers
     Flagpole and Walkway
     Lawn Tractor
     CTD Notcher
     Altendorf Table Saw
     Ingersoll Rand 10HP Compressor
     Kronos 480F Terminal

     AND ANY AND ALL OTHER EQUIPMENT, FURNISHINGS, AND FURNITURE LOCATED IN THE LESSEE'S PLANT IN HUMBOLDT, TENNESSEE

This Document Prepared By:

Warmath and Boyte
P. O. Box 406
Humboldt, TN 38343-0406

                         ASSIGNMENT OF RENTS AND LEASE

     THIS ASSIGNMENT OF RENTS AND LEASE ("Assignment") entered into as of the 15th day of December, 2000, by and between THE INDUSTRIAL DEVELOPMENT BOARD OF THE CITY OF HUMBOLDT, TENNESSEE, a public not-for-profit corporation organized and existing under the laws of the State of Tennessee ("Assignor"). and AMERICAN WOODMARK CORPORATION, a corporation organized and existing under the laws of the State of Virginia ("Assignee"):

                                  WITNESSETH

     FOR AND IN CONSIDERATION of Ten Dollars ($10.00), cash in hand paid, and other good and valuable considerations, the receipt and sufficiency of which are hereby acknowledged, the Assignor hereby agrees with Assignee as follows:

     1. Assignment; No Merger of Title. Assignor hereby conveys, transfers and assigns unto Assignee, its successors and assigns, Assignor's rights, interests and privileges (excluding Assignor's title to the Property, as defined herein, and Assignor's rights to indemnification pursuant to the Lease, as defined herein) which Assignor has and may have as Lessor under that certain Master Industrial Development Lease Agreement of even date herewith ("Lease") between Assignor, as Lessor, and Assignee, as Lessee, pursuant to which Assignee has leased from Assignor the improved real property described in Exhibit "A", attached hereto, and made a part hereof by reference ("Property"), as the Lease may have been or may from time to time be hereafter modified, extended and renewed, together with all rents, income, profits and proceeds due or to become due therefrom. Assignor and Assignee acknowledge and agree that Assignor does not assign its fee simple title to the Property pursuant to this Assignment and that this Assignment shall not create or effect a merger of title by virtue of which merger fee simple title to the Property would vest in Assignee.

     2. Additional Security. This Assignment is made as additional security for the payment of the indebtedness evidenced by: (i) that certain non-recourse $20,366,888.20 principal amount Industrial Development Revenue Note (American Woodmark Project) Series 2000-1, of even date herewith, issued by Assignor, as Maker, payable to Assignee, and any extension, modification and/or renewal thereof (all of which are herein sometimes individually and collectively referred to as the "Note"), said indebtedness being also secured, inter alia;
(ii) a Deed of Trust and Security Agreement, of even date herewith, executed by Asssignor, as Grantor, to American Woodmark Corporation, Trustee, for the benefit of Assignee ("Deed of Trust"); and (iii) a Security Agreement, of even date herewith, executed by Assignor in favor of Assignee ("Security Agreement"). The net proceeds collected by the Assignee under the terms of this instrument shall be applied in reduction of the entire indebtedness from time to time outstanding under the Note and secured by the Deed of Trust and Security Agreement. The acceptance of this Assignment and the collection of rents or the payments under the Lease shall not constitute a waiver of any rights of the Assignee under the terms of the Note, Deed of Trust or Security Agreement.

     3. Assignor's Warranties and Covenants Regarding Lease. Assignor covenants and represents that Assignor has full right and title to assign the Lease and the rents, income and profits due or to become due thereunder; that as of the date hereof the Lease has not been amended; that no other assignment of any interest therein has been made; and that there are no existing defaults by Assignor as Lessor under the provisions of the Lease.

     4. Assignor's Collection of Rent. It is understood and agreed by the parties that, although this Assignment is intended to be and is an absolute assignment from Assignor to Assignee, and not merely the passing of a security interest, before the occurrence of an Event of Default (hereinafter defined), Assignor shall have a revocable license to collect the rents, income and profits from the Lease, and any other awards or payments hereby assigned, and to retain, use and enjoy the same; provided, however, that at no time shall any rent which is not due and payable under the terms of the Lease be collected or accepted without the prior written consent of the Assignee.

     5. Events of Default. An Event of Default ("Event of Default") shall be deemed to have occurred hereunder:

         (a) Upon the occurrence of a default or an Event of Default pursuant to the provision of this Assignment, the Note, the Deed of Trust, the Security Agreement or a default by the Assignor regarding its obligations under the Lease or upon the occurrence of any other Event of Default, as defined in any other instrument or document which now or hereafter secures the indebtedness evidenced by the Note; or

         (b) If any warranty or representation made by the Assignor herein shall be breached or shall prove to have been false or materially misleading when made.

     6. Remedies Upon Default. Upon the occurrence of an Event of Default, the license heretofore granted by the Assignee to the Assignor shall, at the absolute option of the assignee, be immediately revoked, and Assignee may, at its option, take possession of all security and rental deposits held by Assignor, enter and take possession of the Property, and manage and operate the same, collect all or any rents accruing therefrom and from the leases, let or re-let the Property or any part thereof, cancel and modify leases, evict tenants, bring or defend any suits in connection with the possession of the Property in its own name or Assignor's name, make such repairs as Assignee deems appropriate, and perform such other acts in connection with the management and operation of the Property as Assignee, in its discretion, may deem proper. Assignee may, at its election, employ agents and independent contractors in connection with the exercise of Assignee's rights hereunder. The net proceeds collected by Assignee under the terms of this instrument shall be applied in reduction of the entire indebtedness from time to time outstanding and secured by the Deed of Trust and Security Agreement. The receipt by Assignee of any rents, issues or profits pursuant to this instrument, whether before or after the institution of foreclosure proceedings under the Deed of Trust, shall not sure such default nor affect such proceedings or any sale pursuant thereto.

     7. Assignee Not Obligated. Assignee shall not be obligated to perform or discharge any obligation or duty to be performed or discharged by Assignor under the Lease.

     8. Termination of Assignment. The full performance by the Assignor of all the terms and conditions contained in the Note the Deed of Trust and the Security Agreement and in any other instrument or document also securing the Note, and the duly recorded release or reconveyance of the Property shall automatically render this Assignment void.

     9.  Miscellaneous.

     (a) This Assignment applies to and binds the parties hereto, and their respective heirs, administrators, executors, successors and assigns, as well as any subsequent owner of the Property, and any assignee of the Note, Deed of Trust and Security Agreement.

     (b) The captions or heading of the Sections of this Assignment are inserted merely for convenience of reference and shall not be deemed to limit or modify the terms and provisions hereof.

     IN WITNESS WHEREOF, the Assignor has executed and delivered (or caused the execution and delivery hereof by its duly authorized officers) this Assignment as of the date first above written.

                                        THE INDUSTRIAL DEVELOPMENT BOARD
                                        OF THE CITY OF HUMBOLDT, TENNESSEE

                                        BY:
                                        ROBERT J. ROOKE, CHAIRMAN

ATTEST:

JIM BLANKENSHIP, SECRETARY

STATE OF TENNESSEE

COUNTY OF GIBSON

     Before me, G. Griffin Boyte, a Notary Public in and for the State aforesaid, personally appeared Robert J. Rooke and Jim Blankenship, with whom I am personally acquainted, and who, upon oath, acknowledged themselves to be Chairman and Secretary, respectively, of THE INDUSTRIAL DEVELOPMENT BOARD OF THE CITY OF HUMBOLDT, TENNESSEE, a corporation, the within named bargainor, and that they, being duly authorized so to do, executed the foregoing instrument for the purposes therein contained by signing the name of the corporation by themselves, as such Chairman and Secretary, respectively.

     Witness my hand and seal, at office, on this 13th day of December, 2000.


                                                  NOTARY PUBLIC

MY COMMISSION EXPIRES:
9-30-03

                                                                     EXHIBIT "A"

                           PROPERTY DESCRIPTION FOR
                         AMERICAN WOODMARK CORPORATION
                              HUMBOLDT, TENNESSEE

BEING part of a larger tract of land belonging to the City of Humboldt, Tennessee, as recorded in Deed Book 289, page 775 in the Register's Office of Gibson County, Tennessee, which property is lying and being situate in the Third
(3rd) Civil District of Gibson County, Tennessee, within the corporate limits of the City of Humboldt, and being more particularly described as follows, to-wit:

BEGINNING at an iron pin set at the Northwest corner of State of Tennessee property and the East line of Reasons Family Limited Partnership; thence with the North line of Reasons Family Limited Partnership, North 60 degrees 25 minutes 00 seconds West 46.25 feet to an iron pin set at the westernmost Southwest corner of the herein described tract; thence on new lines through and with an iron pin set at the end of each, the following calls: North 00 degrees 55 minutes 59 seconds West 662.97 feet; South 89 degrees 37 minutes 00 seconds East 1582.59 feet; South 00 degrees 23 minutes 00 seconds West 595.02 feet to an iron pin found in the State of Tennessee property; thence with lines of State of Tennessee the following calls: South 43 degrees 19 minutes 07 seconds West
150.00 feet to an iron pin found; North 88 degrees 50 minutes 00 seconds West 1424.93 feet to the point of beginning, and containing 25.00 acres.

BEING that same property conveyed to The Industrial Development Board of the City of Humboldt, Tennessee, by The City of Humboldt, Tennessee, by Deed dated March 28, 2000, and being of record in Official Record Book Volume 606, page 81 in the Register's Office of Gibson County, Tennessee.

                                                                     EXHIBIT "B"
AMERICAN WOODMARK CORPORATION
Industrial Development Lease Agreement
Asset Listing
December 15, 2000

Real Estate
       BUILDING 218500 SQ. FT.

Total Real Estate

Personal Property
   IMA EDGEBANDER                             13318
   FRIULMAC IDRAMAT E BORING MACHINE          2890
   TORGEGGE DET TENONOR                       47
   CREATIVE CONVEYOR 19 SECTIONS 30FT         11009
   CREATIVE LOAD TRANSFER INFEED              11008
   CREATIVE LOAD TRANSFER OUTFEED             11008
   SCHELLING AS-SAW                           154077
   SHELLING FL CROSS CUT SAW                  211222
   DELMAR UP LINE                             29000
   IMA POINT TO POINT                         20337
   IMA POINT TO POINT                         20338
   BIESSE POLYMAC S 89 EDGEBANDER             94008
   BIESSE POLYMAC SP 9O HAND TRIMMER          94009
   ORLON PKG WRAPPER (3)                      2000-0510480
   SIGNODE BANDER (3)                         9938
   A FRAME HOIST/CRANE/TROLLY SET DET
   CATWALKS AND STACKER STAND (3)
   DET A FRAME ROLLING RACKS (3)
   BUCKLEY APPLICATOR CORES (20)
   BUCKLEY APPOLICATOR ROLL W/EPDM (2)
   BUCKLEY BASECOAT #1 UC31B                  579
   BUCKLEY BASECOAT #2 DC33B (2)              583
   BUCKLEY METERING ROLLS CHROME (3)
   BUCKLEY PRINTER OFFSET ROLL CORES
   BUCKLEY REVERSE ROLL CORE (l)
   BUCKLEY REVERSE ROLL W/EPDM (1)
   BUCKLEY TIECOAT #1 DC33B (2)               584
   BUCKLEY TIECOAT #2 UC31B (2)               578
   BUCKLEY TRIPLE HEAD PRINTER P6G3 (2)       586
   BUCKLEY UV FILL MACHINE #1 PR32B (2)       580
   CERAMCO CERAMIC REVERSE ROLLS (3)
   CREATIVE PRINT LINE MATERIAL
   CREATIVE FEEDER                            10990600
   CREATIVE STACKER A BIN                     10993600
   CREATIVE STACKER B BIN                     10994600


AMERICAN WOODMARK CORPORATION
Industrial Development Lease Agreement
Asset Listing
December 15, 2000

   CREATIVE BUNDLE TURNOVER                   10996600
   JANTEC PTM 18678-90 BELT CURVE (2)         3104-1
   JANTEC TV FR 10X78 STRAIGHT BELT           3104-3
   FUSION DRS510 UV OVEN (2)                  SC61252DRS3
   FUSION DRS520 UV OVEN                      SC61252DRS2
   FUSION DRS530 UV OVEN                      SC1252DRS1
   FUSION DUCTWORK (GARDNER)

   HESSEMAN SINGLE HEAD SANDER LSM8           200004291
   HESSEMAN TRIPLE HEAD SANDER LSM8           200004292
   HIS 1/2 TON HOIST/CRANE/TROLLY SET (7)     618-1
   KOCH 20' PREHEAT OVEN #1-PH107-C (2)       910501l
   KOCH 20' DRYING OVEN #l - PH2O8T-41 (2)    9105013
   KOCH 30' DRYING OVEN #3 - BC108-T (2)      9105015
   KOCH l0' DRYING OVEN #5 - PD106C-4         9105017
   PRINT CYLINDER STORAGE STAND
   PRINTLINE INSPECTOR STAND
   CIRCULAR WATER FOUNTAIN 54"
   CONVECTION OVEN
   CHERRY CYLINDER SETS (2)                   47745-56
   OAK CYLINDER SET (2)                       47757-62
   HICKORY CYLINDER SET (2)                   47763-68
   DRUM COVERS (8) PSI-123 BW1 55 GA
   DRUM COVERS (7) PSI-123 L 55 GA
   DRUM COVERS (11) PSI-123 HYD 55 GA
   HYDRALIC AGITATING SYSTEM FOR PAINT
   CARTS FOR 55 GA DRUMS {23)
   RACK FOR TOTE TANKS
   HONEYWELL ALARM SYSTEM
   CRESSWOOD GRINDER                          1350200
   CRESSWOOD MANUAL MAGNETIC
   INGERSOLL-RAND DRX1000 AIR DRYER           OOCDXRA1577
   INGERSOLL-RAND EP125 COMPRESSOR            F37334U00091
   INGERSOLL-RAND 660 GALLON TANK
   THERMA TP54 OIL/WATER SEPERATOR            914S1-01
   DUST COLLECTION SYSTEM 3 TRUNK
   EMPLOYEE PAVILION
   SCRAP CONVEYOR SYSTEM 210'X 24" BELT
   CHIP REMOVAL CONVEY/SCREW/CANOPY
   TEREX MODEL TS26 PERSONNEL LIFT
   TEREX MODEL TS20 PERSONNEL LIFT
   TENNANT SWEEPER MODEL 3640
   TOYATO 10000 LB FORKLIFT (2)

AMERICAN WOODMARK CORPORATION
Industrial Development Lease Agreement
Asset Listing
December t5, 2000

   TOYATO 5000 LB FORKLIFT (2)
   TOYATO 5000 LB FORKLIFT PNEUMATICS
   CAPACITY 1989 YARD TRACTOR                 5688
   VOLLMER BLADE SHARPNER                     3403
   VOLLMER BLADE SHARPNER                     3400
   AMERICAN SCISSOR LIFT 24X48 (8)
   AMERICAN SCISSOR LIFT 24X66 (6)
   AMERICAN SCISSOR LIFT 24X72 (6)
   AMERICAN SCISSOR LIFT 48X96 (2)
   HYTROL 47" X 780' CONVEYOR 3" SPACING
   HYTROL 37" X 660' CONVEYOR 3" SPACING
   NORTELL PHONE AND PAGING SYSTEM
   COMPUTER WIRING AND HUB SYSTEM
   EMPLOYEE & TRAILER PARKING
   CREATIVE 20'X 50' PRESTAGE LOAD            11000
   CREATIVE l0'X 50' LOAD TO FEED             11000
   CREATIVE SERIES 2000 FEEDER                SF321
   CREATIVE DET INFEED CONVEYOR               CV321
   CREATIVE DET TO EB CONVEYOR 22'X 7'        11001
   CREATIVE NOTCHING SAW                      11004
   CREATIVE NOTCH TO SPLITTER                 11005
   CREATIVE STACKING SYSTEM                   11006
   CREATIVE ELECTRICAL SYSTEM                 11007
   TORWEGGE H632 DET FOR RETURN LINE          46
   NOTTMEYER RETURN LINE DRILL                21037
   IMA COMPACT U3212 SS EDGEBANDER            6620
   COMBIMA RETURN LINE EDGE BANDER            13319
   IMA SPLITTER                               12089
   M. CONTI MEASURING TABLE                   50400
   BIESSE POLYMAC F39 HAND DRILL              71449
   OFFICE FURNITURE GROUP
   STORAGE CABINETS & SHELVING
   RICOH COPIER/FAX COMBINATION               A7690810849
   COMPUTER HUB, ADTRAN, PTCN PNLS &
   MAINT PARTS ROOM RACKING
   TRANSFER CARTS (5)
   FINZER ROLLERS (36)
   DUST COLLECTOR CONCRETE PAD
   LANDSCAPING FRONT OFFICE AREA
   LYNX INDICATOR W/BENCH SCALE
   TABLES & SHOWER STATION
   12" Bench Grinder


AMERICAN WOODMARK CORPORATION
Industrial Development Lease Agreement
Asset Listing
December 15, 2000


      Vertical Band Saw
      Horizontal Band Saw
      Rigid #300
      Drill Press
      Horizontal Milling Machine

      Table Feed Boring Kit
      Jet Lathe
      Acurite Digital Readout
      Bobcat Welder
      Dialarc 250 AC/DC Welder
      Intoxilizer
      Dake 25 Ton Hydraulic Press
      Toyota Standup Electric Paintroom Lift
      PMC Maintenance Software
      Control Corp. PLC Software
      Kronos Software
      Kitchenette
      Fire Extingushers
      Flagpole and Walkway
      Lawn Tractor
      CTD Notcher
      Altendoff Table Saw
      Ingersoll Rand 10HP Compressor
      Kronos 480F Terminal

      AND ANY AND ALL OTHER EQUIPMENT, FURNISHINGS, AND FURNITURE
      LOCATED IN THE LESSEE'S PLANT IN HUMBOLDT, TENNESSEE

                                            THIS SPACE FOR USE OF FILING OFFICER

FINANCING STATEMENT -- FOLLOW INSTRUCTIONS CAREFULLY
This Financing Statement is presented for filing pursuant to the Uniform Commercial Code and will remain effective, with certain exceptions, for 5 years from date of filing.

A. NAME & TEL. # OF CONTACT AT FILER {optional)

B. FILING OFFICE ACCT. # {optional)

C. RETURN COPY TO: (Name and Mailing Address)

            American Woodmark Corporation
            3102 Shawnee Drive
            Winchester, VA  22601

D. OPTIONAL DESIGNATION (if applicable): ____LESSOR/LESSEE
                                         ____CONSIGNOR/CONSIGNEE
                                         ____NON-UCC FILING

1. DEBTOR'S EXACT FULL LEGAL NAME - Insert only one debtor name (1a or 1b)

   1a.  ENTITY'S NAME

or/    The Industrial Development Board of the City of Humboldt,
       Tennessee

   1b. INDIVIDUAL'S LAST NAME FIRST NAME MIDDLE NAME SUFFIX

1c. MAILING ADDRESS            CITY            STATE  COUNTRY      POSTAL CODE
    1200 Main Street           Humboldt        TN     USA          38343

1d. S.S. OR TAX ID#           OPTIONAL ADD'NL INFO RE-ENTITY DEBTOR

1e. TYPE OF ENTITY

1f. ENTITY'S STATE OR COUNTRY OF ORGANIZATION

1g. ENTITY'S ORGANIZATIONAL I.D.#, if any


2. ADDITIONAL DEBTOR'S EXACT FULL LEGAL NAME - Insert only one debtor name (2a or 2b)

   2a. ENTITY'S NAME

or/
   2b. INDIVIDUAL'S LAST NAME FIRST NAME MIDDLE NAME SUFFIX

2c. MAILING ADDRESS            CITY            STATE  COUNTRY      POSTAL CODE

2d. S.S. OR TAX ID#           OPTIONAL ADD'NL INFO RE-ENTITY DEBTOR

2e. TYPE OF ENTITY

2f. ENTITY'S STATE OR COUNTRY OF ORGANIZATION

2g. ENTITY'S ORGANIZATIONAL I.D.#, if any


3. SECURED PARTY'S (ORIGINAL S/P OR ITS TOTAL ASSIGNEE) EXACT FULL LEGAL NAME - Insert only one secured party name (3a or 3b)

   3a. ENTITY'S NAME

or/  American Woodmark Corporation

   3b. INDIVIDUAL'S LAST NAME FIRST NAME MIDDLE NAME SUFFIX

3c.  MAILING ADDRESS               CITY            STATE  COUNTRY   POSTAL CODE
    3102 Shawanee Drive      Winchester     VA     USA         22601

4. This FINANCING STATEMENT covers the following types or items of property:

       See Exhibit "A" attached hereto.


MAXIMUM PRINCIPAL INDEBTEDNESS FOR TENNESSEE RECORDING TAX PURPOSE IS Non-
  Taxable

5. CHECK    This FINANCING STATEMENT is signed by the Secured Party instead of
   BOX      the Debtor to perfect a security interest (a) in collateral already
   (if      subject to a security interest in another jurisdiction when it was
   appl)    brought into this state, or when the debtor's location was changed to this state, or (b) in accordance with other statutory provisions
            (additional data may be required)

6. REQUIRED SIGNATURE(S) The Industrial Development Board of the City of
                            Humboldt, Tennessee

                            BY:  Jim Blankenship

7. If filed in Florida (check one)

   ____Documentary stamp tax paid
   ____Documentary Stamp tax not applicable

8. ____ This FINANCING STATEMENT is to be filed (for record) (or recorded) in the REAL ESTATE RECORDS
          Attach Addendum                     (if applicable)

9. Check to REQUEST SEARCH CERTIFICATE(S) on Debtor(s) (ADDITIONAL FEE) (OPTIONAL) ______All Debtors _______Debtor 1 ______Debtor 2


(1) FILING OFFICER COPY - NATIONA FINANCING STATEMENT (FORM UCC1) (TRANS) (REV. 12/18/95)

American Woodmark Corporation
By:
Glenn Eanes, Treasurer

                                                                 EXHIBIT "A"

AMERICAN WOODMARK CORPORATION
Industrial Development Lease Agreement
Asset Listing
December 15, 2000

Real Estate
         BUILDING 218500 SQ. FT.

            Total Real Estate

Personal Property
     IMA EDGEBANDER                                    13318
     FRIULMAC IDRAMAT E BORING MACHINE                  2890
     TORGEGGE DET TENONOR                                 47
     CREATIVE CONVEYOR 19 SECTIONS 30 FT               11009
     CREATIVE LOAD TRANSFER INFEED                     11008
     CREATIVE LOAD TRANSFER OUTFEED                    11008
     SCHELLING AS-SAW                                 154077
     SCHELLING FL CROSS CUT SAW                       211222
     DELMAR UP LINE                                    29000
     IMA POINT TO POINT                                20337
     IMA POINT TO POINT                                20338
     BIESSE POLYMAC S 89 EDGEBANDER                    94008
     BIESSE POLYMAC SP 90 HAND TRIMMER                 94009
     ORION PKG WRAPPER (3)                      2000-0510480
     SIGNODE BANDER (3)                                 9938
     A FRAME HOIST/CRANE/TROLLY SET DET
     CATWALKS AND STACKER STAND (3)
     DET A FRAME ROLLING RACKS (3)
     BUCKLEY APPLICATOR CORES (20)
     BUCKLEY APPOLICATOR ROLL W/EPDM (2)
     BUCKLEY BASECOAT #1 UC31B                           579
     BUCKLEY BASECOAT #2 DC33B (2)                       583
     BUCKLEY METERING ROLLS CHROME (3)
     BUCKLEY PRINTER OFFSET ROLL CORES
     BUCKLEY REVERSE ROLL CORE (1)
     BUCKLEY REVERSE ROLL W/EPDM (1)
     BUCKLEY TIECOAT #1 DC33B (2)                                  584
     BUCKLEY TIECOAT #2 UC31B (2)                                  578
     BUCKLEY TRIPLE HEAD PRINTER P6G3 (2)                          586
     BUCKLEY UV FILL MACHINE #1 PR32B (2)                          580
     CERAMCO CERAMIC REVERSE ROLLS (3)
     CREATIVE PRINT LINE MATERIAL
     CREATIVE FEEDER                                               10990600
     CREATIVE STACKER A BIN                                        10993600
     CREATIVE STACKER B BIN                                        10994600


AMERICAN WOODMARK CORPORATION
Industrial Development Lease Agreement
Asset Listing
December 15, 2000

     CREATIVE BUNDLE TURNOVER                                      10996600
     JANTEC PTM 18678-90 BELT CURVE (2)                            3104-1
     JANTEC TV FR 10X78 STRAIGHT BELT                              3104-3
     FUSION DRS510 UV OVEN (2)                                     SC61252DRS3
     FUSION DRS520 UV OVEN                                         SC61252DRS2
     FUSION DRS530 UV OVEN                                         SC1252DRS1

     FUSION DUCTWORK (GARDNER)
     HESSEMAN SINGLE HEAD SANDER LSM8              200004291
     HESSEMAN TRIPLE HEAD SANDER LSM8              200004292
     HIS 1/2 TON HOIST/CRANE/TROLLY SET (7)        618-1
     KOCH 20' PREHEAT OVEN #1-PH107-C (2)          9105011
     KOCH 20' DRYING OVEN #1 - PH208T-41 (2)       9105013
     KOCH 30' DRYING OVEN #3 - BC108-T (2)         9105015
     KOCH 10' DRYING OVEN #5 - PDt06C-4            9105017
     PRINT CYLINDER STORAGE STAND
     PRINTLINE INSPECTOR STAND
     CIRCULAR WATER FOUNTAIN 54"
     CONVECTION OVEN
     CHERRY CYLINDER SETS (2)                      47745-56
     OAK CYLINDER SET (2)                          47757-62
     HICKORY CYLINDER SET (2)                      47763-68
     DRUM COVERS (8) PSI-123 BW1 55 GA
     DRUM COVERS (7) PSI-123 L 55 GA
     DRUM COVERS (11) PSI-123 HYD 55 GA
     HYDRALIC AGITATING SYSTEM FOR PAINT
     CARTS FOR 55 GA DRUMS (23)
     RACK FOR TOTE TANKS
     HONEYWELL ALARM SYSTEM
     CRESSWOOD GRINDER                             1350200
     CRESSWOOD MANUAL MAGNETIC
     INGERSOLL-RAND DRX1000 AIR DRYER              00CDXRA1577
     INGERSOLL-RAND EP125 COMPRESSOR               F37334U00091
     INGERSOLL-RAND 660 GALLON TANK
     THERMA TP54 OIL/WATER SEPERATOR               914S1-01
     DUST COLLECTION SYSTEM 3 TRUNK
     EMPLOYEE PAVILION
     SCRAP CONVEYOR SYSTEM 210'X 24" BELT
     CHIP REMOVAL CONVEY/SCREW/CANOPY
     TEREX MODEL TS26 PERSONNEL LIFT
     TEREX MODEL TS20 PERSONNEL LIFT
     TENNANT SWEEPER MODEL 3640
     TOYATO 10000 LB FORKLIFT (2)


AMERICAN WOODMARK CORPORATION
Industrial Development Lease Agreement
Asset Listing
December 15, 2000

     TOYATO 5000 LB FORKLIFT (2)
     TOYATO 5000 LB FORKLIFT PNEUMATICS
     CAPACITY 1989 YARD TRACTOR                         5688
     VOLLMER BLADE SHARPNER                             3403
     VOLLMER BLADE SHARPNER                             3400
     AMERICAN SCISSOR LIFT 24X46 (8)
     AMERICAN SCISSOR LIFT 24X66 (6)
     AMERICAN SCISSOR LIFT 24X72 (6)
     AMERICAN SCISSOR LIFT 48x96 (2)
     HYTROL 47" X 780' CONVEYOR 3" SPACING
     HYTROL 37" X 660' CONVEYOR 3" SPACING
     NORTELL PHONE AND PAGING SYSTEM
     COMPUTER WIRING AND HUB SYSTEM
     EMPLOYEE & TRAILER PARKING
     CREATIVE 20'X 50' PRESTAGE LOAD                   11000
     CREATIVE 10'X 50' LOAD TO FEED                    11000
     CREATIVE SERIES 2000 FEEDER                       SF321

     CREATIVE DET INFEED CONVEYOR                   CV321
     CREATIVE DET TO EB CONVEYOR 22'X 7'            11001
     CREATIVE NOTCHING SAW                          11004
     CREATIVE NOTCH TO SPLITTER                     11005
     CREATIVE STACKING SYSTEM                       11006
     CREATIVE ELECTRICAL SYSTEM                     11007
     TORWEGGE H632 DET FOR RETURN LINE              46
     NOTTMEYER RETURN LINE DRILL                    21037
     IMA COMPACT U3212 SS EDGEBANDER                6620
     COMBIMA RETURN LINE EDGE BANDER                13319
     IMA SPLITTER                                   12089
     M. CONTI MEASURING TABLE                       50400
     BIESSE POLYMAC F39 HAND DRILL                  71449
     OFFICE FURNITURE GROUP
     STORAGE CABINETS & SHELVING
     RICOH COPIER/FAX COMBINATION                   A7690810849
     COMPUTER HUB, ADTRAN, PTCH PNLS &
     MAINT PARTS ROOM RACKING
     TRANSFER CARTS (5)
     FINZER ROLLERS (36)
     DUST COLLECTOR CONCRETE PAD
     LANDSCAPING FRONT OFFICE AREA
     LYNX INDICATOR W/BENCH SCALE
     TABLES & SHOWER STATION
     12" Bench Grinder

AMERICAN WOODMARK CORPORATION
Industrial Development Lease Agreement
Asset Listing
December 15, 2000

      Vertical Band Saw
      Horizontal Band Saw
      Rigid #300
      Drill Press
      Horizontal Milling Machine
      Table Feed Boring Kit
      Jet Lathe
      Acurite Digital Readout
      Bobcat Welder
      Dialarc 250 AC/DC Welder
      Intoxilizer
      Dake 25 Ton Hydraulic Press
      Toyota Standup Electric Paintroom Lift
      PMC Maintenance Software
      Control Corp. PLC Software
      Kronos Software
      Kitchenette
      Fire Extingushers
      Flagpole and Walkway
      Lawn Tractor
      CTD Notcher
      Altendorf Table Saw
      Ingersoll Rand 1OHP Compressor
      Kronos 480F Terminal

      AND ANY AND ALL OTHER EQUIPMENT, FURNISHINGS, AND FURNITURE LOCATED IN THE LESSEE'S PLANT IN HUHBOLDT, TENNESSEE